EXHIBIT 99.1


All averages are weighted averages.  Stdevs are stdev of mean.

--------------------------------------------------------------------------------
                                       COUNTRYWIDE    GREENPOINT          Total:
--------------------------------------------------------------------------------
FICO avg                                    700.68         712.9         711.39
FICO stdev                                   59.88         41.22          44.12
FICO <640 %                                  4.72%          1.89          2.57%
FICO <680%                                  30.67%         24.31         25.85%
10th Percentile FICO                           649           661            659
90th Percentile FICO                           763           774            772
CLTV w.avg                                    84.6         89.34          88.75
CLTV >80%                                   47.04%         76.21         69.16%
10th Percentile CLTV                         69.97        79.767         78.125
90th Percentile CLTV                           100           100            100
SS CLTV %                                    91.96         93.31          93.07
% with Silent 2nds                           50.87         74.09          68.48
Full Doc % (includes Full and Alt Doc)      91.22%         19.99         37.21%
Loan Bal avg (000s)                     549,358.52    242,879.08    $280,745.82
% Jumbo                                    100.00%         35.68         51.23%
DTI %                                        36.98         34.17          34.84
Purch %                                     69.05%          67.5         67.88%
Cash Out %                                  22.16%         20.57         20.95%
Fxd %                                        0.00%             0          0.00%
3 yr ARM >= %                              100.00%          96.3         97.19%
WAC avg                                       5.99          6.43           6.38
WAC stdev                                     0.54          0.57           0.58
1st Lien %                                 100.00%           100        100.00%
MI %                                         2.10%          3.13          2.88%
CA %                                        60.01%         35.15         41.16%
Invt Prop %                                  8.66%          33.7         27.65%
IO %                                        87.75%         90.05         89.50%
IO non-Full Doc %                            7.37%         71.37         55.90%
Multi-Fam %                                  3.01%         12.65         10.32%
Prim Occ %                                  86.71%         63.43         69.06%
Moody's Base Case Loss                                                    1.35%
S&P BB Loss                                                               0.70%
Fitch BB Loss                                                             1.20%
--------------------------------------------------------------------------------



Originator/ Source             % Bal.          WA LTV        WA CLTV        WA SS CLTV     FICO        WAC      Purch    Invt Prop %
------------------------------------------------------------------------------------------------------------------------------------
COUNTRYWIDE                     24.18%         75.433         83.526           91.96      704.328         6     69.05%       8.66%
GREENPOINT                       75.82          78.54         89.238          93.313      710.466     6.375       67.5        33.7
------------------------------------------------------------------------------------------------------------------------------------
Total:                         100.00%         77.789         87.857           93.07      708.987     6.284     67.88%      27.65%
------------------------------------------------------------------------------------------------------------------------------------

Originator/ Source              CA%       1st Lien     % with S.2nd      Full Doc       DTI %        IO%        MI %
---------------------------------------------------------------------------------------------------------------------
COUNTRYWIDE                    60.01%      100.00%         50.87%          91.22%      36.98%      87.75%      2.10%
GREENPOINT                      35.15          100          74.09           19.99       34.17       90.05       3.13
---------------------------------------------------------------------------------------------------------------------
Total:                         41.16%      100.00%         68.48%          37.21%      34.84%      89.50%      2.88%
---------------------------------------------------------------------------------------------------------------------



Occupancy                      % Bal.          WALTV          WACLTV      WA SS CLTV     WAFICO      WAC     Purch %   Invt Prop %
------------------------------------------------------------------------------------------------------------------------------------
NON OWNER                       27.65%         78.217         87.362         91.065     719.961     6.682     80.92%     100.00%
OWNER OCCUPIED                   69.06         77.702         88.308          94.04     704.302     6.129      61.69           0
SECOND HOME                       3.29         76.005         82.553         89.974     714.947     6.182      88.02           0
------------------------------------------------------------------------------------------------------------------------------------
Total:                         100.00%         77.789         87.857          93.07     708.987     6.284     67.88%      27.65%
------------------------------------------------------------------------------------------------------------------------------------


Occupancy                         CA%       1st Lien %   % with S.2nd    Full Doc      IO%       DTI %       MI %
------------------------------------------------------------------------------------------------------------------
NON OWNER                       24.74%      100.00%        72.21%         38.34%      32.77%    87.88%      2.66%
OWNER OCCUPIED                   48.88          100         67.73          36.01       35.84     89.85       3.11
SECOND HOME                      17.15          100         52.76          52.87       32.43     95.53          0
------------------------------------------------------------------------------------------------------------------
Total:                          41.16%      100.00%        68.48%         37.21%      34.84%    89.50%      2.88%
------------------------------------------------------------------------------------------------------------------



Documentation                   % Bal.          WALTV         WACLTV      WA SS CLTV     WAFICO      WAC     Purch %   Invt Prop %
------------------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC                    37.21%         77.088         87.006         93.146     709.865     6.104     70.66%      28.49%
NO DOC/NINA/NO RATIO              3.28         77.782         80.567         90.353     715.435     6.746      56.93        0.64
STATED DOC                       59.51         78.227         88.791         93.057     708.085     6.371      66.74       28.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                         100.00%         77.789         87.857          93.07     708.987     6.284     67.88%      27.65%
------------------------------------------------------------------------------------------------------------------------------------

Documentation                     CA%       1st Lien %   % with S.2nd     Full Doc     IO%         DTI %       MI %
--------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC                    46.45%        100.00%        64.31%        100.00%    35.59%      90.29%      1.95%
NO DOC/NINA/NO RATIO             32.89            100         14.14              0         0       84.55       19.9
STATED DOC                       38.32            100         74.08              0     34.38       89.27       2.53
--------------------------------------------------------------------------------------------------------------------
Total:                          41.16%        100.00%        68.48%         37.21%    34.84%      89.50%      2.88%
--------------------------------------------------------------------------------------------------------------------



Interest Only                  % Bal.          WALTV          WACLTV      WA SS CLTV     WAFICO      WAC     Purch %   Invt Prop %
----------------------------------------------------------------------------------------------------------------------------------
N                               10.50%         76.948         83.221         91.268     699.595     6.305     54.63%      31.90%
Y                                 89.5         77.887         88.401         93.216     710.091     6.282      69.43       27.15
----------------------------------------------------------------------------------------------------------------------------------
Total:                         100.00%         77.789         87.857          93.07     708.987     6.284     67.88%      27.65%
----------------------------------------------------------------------------------------------------------------------------------

Interest Only                   CA%      1st Lien %   % with S.2nd    Full Doc %       IO%      DTI %       MI %
-----------------------------------------------------------------------------------------------------------------
N                              18.01%      100.00%        49.12%         34.39%      35.52%     0.00%      6.58%
Y                               43.88          100         70.75          37.54       34.76       100       2.45
-----------------------------------------------------------------------------------------------------------------
Total:                         41.16%      100.00%        68.48%         37.21%      34.84%    89.50%      2.88%
-----------------------------------------------------------------------------------------------------------------



FICO                           % Bal.          WALTV          WACLTV      WA SS CLTV     WAFICO      WAC     Purch %   Invt Prop %
-----------------------------------------------------------------------------------------------------------------------------------
0-600                            0.11%           64.2           64.2              0           0     5.375    100.00%       0.00%
601-640                           2.78         77.546         81.419         89.313      633.93     6.215      30.06        6.36
641-680                          23.95         76.549         84.587             90     663.016     6.385       48.5          19
681-700                          18.33         77.861         87.731         92.588     690.497     6.281      64.43       27.18
700>=                            54.83         78.345           89.7         94.463     739.056     6.246      79.35       32.72
-----------------------------------------------------------------------------------------------------------------------------------
Total                          100.00%         77.789         87.857          93.07     708.987     6.284     67.88%      27.65%
-----------------------------------------------------------------------------------------------------------------------------------

FICO                           CA%      1st Lien %   % with S.2nd     Full Doc %     IO %      DTI %       MI %
----------------------------------------------------------------------------------------------------------------
0-600                          0.00%      100.00%         0.00%        100.00%      37.10%   100.00%      0.00%
601-640                        38.93          100          32.6          54.57       37.05     82.96       7.22
641-680                        39.18          100         63.18          35.89       36.01     85.38       2.54
681-700                        42.45          100         67.55          32.67        35.5     88.96       3.77
700>=                          41.79          100         73.06           38.3       33.99     91.78       2.52
----------------------------------------------------------------------------------------------------------------
Total                         41.16%      100.00%        68.48%         37.21%      34.84%    89.50%      2.88%
--------------------------------------------------------------------------------------------------------------



Lien Position                  % Bal.          WALTV          WACLTV       WA SS CLTV     WAFICO      WAC     Purch %   Invt Prop %
----------------------------------------------------------------------------------------------------------------------------------
1st Lien                       100.00%         77.789         87.857          93.07     708.987     6.284     67.88%      27.65%
----------------------------------------------------------------------------------------------------------------------------------
Total                          100.00%         77.789         87.857          93.07     708.987     6.284     67.88%      27.65%
----------------------------------------------------------------------------------------------------------------------------------

Lien Position                   CA%      1st Lien %   % with S.2nd     Full Doc %     IO %      DTI %       MI %
-----------------------------------------------------------------------------------------------------------------
1st Lien                       41.16%      100.00%        68.48%         37.21%      34.84%    89.50%      2.88%
-----------------------------------------------------------------------------------------------------------------
Total                          41.16%      100.00%        68.48%         37.21%      34.84%    89.50%      2.88%
-----------------------------------------------------------------------------------------------------------------

Goldman Sachs                      GSAA 05 08
================================================================================


--------------------------------------------------------------------------------
Stats
--------------------------------------------------------------------------------
Count: 62
Schedule Balance: $19,978,929.82
AverageSched Bal: $322,240.80
GrossWAC: 6.182
NetWAC: 5.932
OTERM: 360
RTERM: 359
ATERM: 359
AGE: 1
First CAP: 4.47
Periodic CAP: 1.34
MAXRATE: 11.93
MINRATE: 2.56
MTR: 40.59
MARGIN: 2.56
OLTV: 76.00
COLTV: 82.55
FICO: 714.947
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Current Rate                                                             Percent
--------------------------------------------------------------------------------
4.501 - 5.000                                                              6.39
5.001 - 5.500                                                             11.74
5.501 - 6.000                                                             28.25
6.001 - 6.500                                                             18.66
6.501 - 7.000                                                             29.33
7.001 - 7.500                                                              5.63
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scheduled Balance                                                        Percent
--------------------------------------------------------------------------------
50,000.01 - 100,000.00                                                      1.39
100,000.01 - 150,000.00                                                     5.86
150,000.01 - 200,000.00                                                     6.12
200,000.01 - 250,000.00                                                    14.28
250,000.01 - 275,000.00                                                     3.94
275,000.01 - 350,000.00                                                    14.00
350,000.01 - 400,000.00                                                    17.34
450,000.01 - 500,000.00                                                     2.30
550,000.01 - 600,000.00                                                     2.95
600,000.01 - 750,000.00                                                    12.89
950,000.01 - 1,000,000.00                                                   4.88
1,000,000.01 - 1,250,000.00                                                 5.39
1,500,000.01 >=                                                             8.67
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term                                                            Percent
--------------------------------------------------------------------------------
360                                                                       100.00
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RemTerm                                                                  Percent
--------------------------------------------------------------------------------
354.000                                                                     1.17
356.000                                                                     3.46
357.000                                                                     6.60
358.000                                                                    10.23
359.000                                                                    40.72
360.000                                                                    37.82
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Am WAM                                                                   Percent
--------------------------------------------------------------------------------
0.000 - 59.999                                                             95.53
300.000 - 359.999                                                           1.22
360.000 >=                                                                  3.25
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Age                                                                      Percent
--------------------------------------------------------------------------------
0                                                                          37.82
1                                                                          40.72
2                                                                          10.23
3                                                                           6.60
4                                                                           3.46
6                                                                           1.17
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
States                                                                   Percent
--------------------------------------------------------------------------------
FL                                                                         28.47
AZ                                                                          8.31
NV                                                                         13.92
CA                                                                         17.15
DE                                                                          6.20
NC                                                                          3.07
SC                                                                          6.48
VA                                                                          3.62
DC                                                                          1.97
GA                                                                          1.17
Other                                                                       9.65
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original LTV                                                             Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                              1.10
60.001 - 70.000                                                            24.19
70.001 - 75.000                                                            10.05
75.001 - 80.000                                                            64.66
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined LTV                                                             Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                              1.10
60.001 - 70.000                                                            16.06
70.001 - 75.000                                                             9.28
75.001 - 80.000                                                            25.68
85.001 - 90.000                                                            36.48
90.001 - 95.000                                                            11.40
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO                                                                     Percent
--------------------------------------------------------------------------------
640.000 - 659.999                                                          14.67
660.000 - 679.999                                                           8.14
680.000 - 699.999                                                          11.98
700.000 - 719.999                                                          13.91
720.000 - 739.999                                                          23.69
740.000 - 759.999                                                          14.10
760.000 - 779.999                                                           5.70
780.000 - 799.999                                                           6.46
800.000 - 819.999                                                           1.36
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PMI                                                                      Percent
--------------------------------------------------------------------------------
OLTV <= 80 - NO MI                                                        100.00
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy Code                                                           Percent
--------------------------------------------------------------------------------
SECOND HOME                                                               100.00
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                                            Percent
--------------------------------------------------------------------------------
CONDO                                                                      27.24
PUD                                                                        29.29
SINGLE FAMILY                                                              43.47
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Purpose                                                                  Percent
--------------------------------------------------------------------------------
CASHOUT REFI                                                                9.71
PURCHASE                                                                   88.02
RATE/TERM REFI                                                              2.27
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Documentation Type                                                       Percent
--------------------------------------------------------------------------------
FULL/ALT DOC                                                               52.87
NO DOC/NINA/NO RATIO                                                        1.96
STATED DOC                                                                 45.17
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only                                                            Percent
--------------------------------------------------------------------------------
N                                                                           4.47
Y                                                                          95.53
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only Term                                                       Percent
--------------------------------------------------------------------------------
  0.000                                                                     4.47
 36.000                                                                    19.92
 60.000                                                                    16.01
120.000                                                                    59.60
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent                                                                   Percent
--------------------------------------------------------------------------------
N                                                                          47.24
Y                                                                          52.76
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Flag                                                              Percent
--------------------------------------------------------------------------------
N                                                                          74.17
Y                                                                          25.83
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Term                                                              Percent
--------------------------------------------------------------------------------
 0.000                                                                     74.17
12.000                                                                      3.51
36.000                                                                     17.92
60.000                                                                      4.40
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                                                      Percent
--------------------------------------------------------------------------------
<= 0.000                                                                    1.96
0.001 - 10.000                                                              1.08
10.001 - 20.000                                                             4.84
20.001 - 30.000                                                            26.38
30.001 - 40.000                                                            47.71
40.001 - 50.000                                                            18.03
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Conforming                                                               Percent
--------------------------------------------------------------------------------
CONFORMING                                                                 47.37
NON CONFORMING                                                             52.63
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Arm Index                                                                Percent
--------------------------------------------------------------------------------
1 YEAR LIBOR                                                               33.99
6 MONTH LIBOR                                                              66.01
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Margins                                                                  Percent
--------------------------------------------------------------------------------
2.001 - 2.500                                                              38.27
2.501 - 3.000                                                              61.73
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Adjustment Cap                                                     Percent
--------------------------------------------------------------------------------
2.000                                                                      15.29
3.000                                                                       3.47
5.000                                                                      81.23
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Periodic Cap                                                             Percent
--------------------------------------------------------------------------------
1.000                                                                      66.01
2.000                                                                      33.99
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Max Rate                                                                 Percent
--------------------------------------------------------------------------------
9.501 - 10.000                                                              3.25
10.501 - 11.000                                                            20.95
11.001 - 11.500                                                            12.31
11.501 - 12.000                                                            13.39
12.001 - 12.500                                                            18.60
12.501 - 13.000                                                            26.38
13.001 - 13.500                                                             5.13
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Floor Rate                                                               Percent
--------------------------------------------------------------------------------
2.001 - 2.500                                                              38.27
2.501 - 3.000                                                              61.73
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number of Units                                                          Percent
--------------------------------------------------------------------------------
1                                                                         100.00
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                                             Percent
--------------------------------------------------------------------------------
2 YEAR ARM                                                                  3.47
3 YEAR ARM                                                                 71.44
5 YEAR ARM                                                                 25.09
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Self Employment Flag                                                     Percent
--------------------------------------------------------------------------------
N                                                                          65.24
Y                                                                          34.76
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Originator                                                               Percent
--------------------------------------------------------------------------------
COUNTRYWIDE                                                                33.99
GREENPOINT                                                                 66.01
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip                                                                      Percent
--------------------------------------------------------------------------------
94010                                                                       8.67
19930                                                                       5.39
29439                                                                       4.88
92260                                                                       3.46
32459                                                                       3.25
Other                                                                      74.34
--------------------------------------------------------------------------------
Total:                                                                    100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                          Jun 9, 2005 12:31 Page 1 of 1

Goldman Sachs                      GSAA 05 08
================================================================================


--------------------------------------------------------------------------------
Stats
--------------------------------------------------------------------------------
Count: 903
Schedule Balance:$167,736,280.02
AverageSched Bal:$185,754.46
GrossWAC: 6.682
NetWAC: 6.432
OTERM: 360
RTERM: 359
ATERM: 359
AGE: 1
First CAP: 4.85
Periodic CAP: 1.08
MAXRATE: 12.46
MINRATE: 2.71
MTR: 40.06
MARGIN: 2.71
OLTV: 78.22
COLTV: 87.36
FICO: 719.961
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Current Rate                                                            Percent
--------------------------------------------------------------------------------
5.001 - 5.500                                                              1.99
5.501 - 6.000                                                             11.84
6.001 - 6.500                                                             28.25
6.501 - 7.000                                                             32.90
7.001 - 7.500                                                             19.03
7.501 - 8.000                                                              5.81
8.001 - 8.500                                                              0.17
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Scheduled Balance                                                       Percent
--------------------------------------------------------------------------------
0.01 - 50,000.00                                                           0.79
50,000.01 - 100,000.00                                                     7.53
100,000.01 - 150,000.00                                                   17.29
150,000.01 - 200,000.00                                                   20.35
200,000.01 - 250,000.00                                                   13.38
250,000.01 - 275,000.00                                                    5.47
275,000.01 - 350,000.00                                                   11.12
350,000.01 - 400,000.00                                                    7.16
400,000.01 - 450,000.00                                                    4.51
450,000.01 - 500,000.00                                                    3.73
500,000.01 - 550,000.00                                                    0.62
550,000.01 - 600,000.00                                                    1.00
600,000.01 - 750,000.00                                                    2.85
750,000.01 - 850,000.00                                                    1.86
850,000.01 - 950,000.00                                                    0.54
950,000.01 - 1,000,000.00                                                  1.19
1,000,000.01 - 1,250,000.00                                                0.61
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term                                                           Percent
--------------------------------------------------------------------------------
360                                                                      100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
RemTerm                                                                 Percent
--------------------------------------------------------------------------------
350.000                                                                    0.28
353.000                                                                    0.04
354.000                                                                    0.07
355.000                                                                    0.98
356.000                                                                    5.26
357.000                                                                    6.24
358.000                                                                    7.31
359.000                                                                   60.15
360.000                                                                   19.68
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Am WAM                                                                  Percent
--------------------------------------------------------------------------------
0.000 - 59.999                                                            87.88
300.000 - 359.999                                                          9.99
360.000 >=                                                                 2.14
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Age                                                                     Percent
--------------------------------------------------------------------------------
0                                                                         19.68
1                                                                         60.15
2                                                                          7.31
3                                                                          6.24
4                                                                          5.26
5                                                                          0.98
6                                                                          0.07
7                                                                          0.04
10                                                                         0.28
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
States                                                                  Percent
--------------------------------------------------------------------------------
CA                                                                        24.74
FL                                                                        11.32
AZ                                                                         9.82
GA                                                                         5.18
TX                                                                         3.77
NV                                                                         5.79
CO                                                                         3.36
IL                                                                         3.04
VA                                                                         3.41
WA                                                                         3.24
Other                                                                     26.35
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original LTV                                                            Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                             0.90
50.001 - 60.000                                                            2.31
60.001 - 70.000                                                            5.70
70.001 - 75.000                                                            5.15
75.001 - 80.000                                                           83.27
80.001 - 85.000                                                            0.10
85.001 - 90.000                                                            2.47
95.001 - 100.000                                                           0.09
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined LTV                                                            Percent
--------------------------------------------------------------------------------
0.001 - 50.000                                                             0.49
50.001 - 60.000                                                            0.82
60.001 - 70.000                                                            2.43
70.001 - 75.000                                                            3.26
75.001 - 80.000                                                           19.98
80.001 - 85.000                                                            3.14
85.001 - 90.000                                                           45.84
90.001 - 95.000                                                           23.96
95.001 - 100.000                                                           0.09
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO                                                                    Percent
--------------------------------------------------------------------------------
620.000 - 639.999                                                          0.64
640.000 - 659.999                                                          3.83
660.000 - 679.999                                                         10.50
680.000 - 699.999                                                         18.66
700.000 - 719.999                                                         21.04
720.000 - 739.999                                                         12.90
740.000 - 759.999                                                         14.17
760.000 - 779.999                                                         10.04
780.000 - 799.999                                                          7.08
800.000 - 819.999                                                          1.15
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PMI                                                                     Percent
--------------------------------------------------------------------------------
MORTGAGE GUARANTY INSURANCE CO                                             0.18
OLTV <= 80 - NO MI                                                        97.34
PMI MORTGAGE INSURANCE CO                                                  1.57
RADIAN                                                                     0.59
TRIAD                                                                      0.09
UGIC                                                                       0.23
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy Code                                                          Percent
--------------------------------------------------------------------------------
NON OWNER                                                                100.00
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                                           Percent
--------------------------------------------------------------------------------
2-4 FAMILY                                                                20.08
CONDO                                                                     11.65
PUD                                                                       25.97
SINGLE FAMILY                                                             42.29
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Purpose                                                                 Percent
--------------------------------------------------------------------------------
CASHOUT REFI                                                              12.11
PURCHASE                                                                  80.92
RATE/TERM REFI                                                             6.97
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Documentation Type                                                      Percent
--------------------------------------------------------------------------------
FULL/ALT DOC                                                              38.34
NO DOC/NINA/NO RATIO                                                       0.08
STATED DOC                                                                61.59
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only                                                           Percent
--------------------------------------------------------------------------------
N                                                                         12.12
Y                                                                         87.88
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Interest Only Term                                                      Percent
--------------------------------------------------------------------------------
0.000m                                                                    12.12
36.000                                                                    11.27
60.000                                                                     6.37
120.000                                                                   70.24
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Silent                                                                  Percent
--------------------------------------------------------------------------------
N                                                                         27.79
Y                                                                         72.21
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepay Flag                                                             Percent
--------------------------------------------------------------------------------
N                                                                         62.33
Y                                                                         37.67
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Jun 9, 2005 12:32                     Page 1 of 2

Goldman Sachs                      GSAA 05 08
================================================================================


--------------------------------------------------------------------------------
Prepay Term                                                             Percent
--------------------------------------------------------------------------------
0.000                                                                     62.33
12.000                                                                     2.13
24.000                                                                     0.01
30.000                                                                     0.19
36.000                                                                    33.08
42.000                                                                     1.52
60.000                                                                     0.74
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                                                     Percent
--------------------------------------------------------------------------------
<= 0.000                                                                   0.13
0.001 - 10.000                                                             1.61
10.001 - 20.000                                                            4.97
20.001 - 30.000                                                           24.44
30.001 - 40.000                                                           55.68
40.001 - 50.000                                                           12.91
50.001 - 60.000                                                            0.26
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Conforming                                                              Percent
--------------------------------------------------------------------------------
CONFORMING                                                                81.17
NON CONFORMING                                                            18.83
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Arm Index                                                               Percent
--------------------------------------------------------------------------------
1 YEAR LIBOR                                                               7.58
6 MONTH LIBOR                                                             92.42
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Margins                                                                 Percent
--------------------------------------------------------------------------------
2.001 - 2.500                                                              8.43
2.501 - 3.000                                                             91.57
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Adjustment Cap                                                    Percent
--------------------------------------------------------------------------------
2.000                                                                      3.81
3.000                                                                      1.66
5.000                                                                     94.53
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Periodic Cap                                                            Percent
--------------------------------------------------------------------------------
1.000                                                                     92.42
2.000                                                                      7.58
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Max Rate                                                                Percent
--------------------------------------------------------------------------------
10.001 - 10.500                                                            0.30
10.501 - 11.000                                                            2.04
11.001 - 11.500                                                            7.15
11.501 - 12.000                                                           19.19
12.001 - 12.500                                                           25.67
12.501 - 13.000                                                           25.09
13.001 - 13.500                                                           16.42
13.501 - 14.000                                                            4.16
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Floor Rate                                                              Percent
--------------------------------------------------------------------------------
<= 1.000                                                                   0.09
2.001 - 2.500                                                              8.43
2.501 - 3.000                                                             91.31
3.001 - 3.500                                                              0.17
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number of Units                                                         Percent
--------------------------------------------------------------------------------
1                                                                         80.16
2                                                                          7.98
3                                                                          6.29
4                                                                          5.57
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                                            Percent
--------------------------------------------------------------------------------
10 YEAR ARM                                                                0.54
2 YEAR ARM                                                                 1.66
3 YEAR ARM                                                                77.02
5 YEAR ARM                                                                20.60
7 YEAR ARM                                                                 0.19
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Self Employment Flag                                                    Percent
--------------------------------------------------------------------------------
N                                                                         62.45
Y                                                                         37.55
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Originator                                                              Percent
--------------------------------------------------------------------------------
COUNTRYWIDE                                                                7.58
GREENPOINT                                                                92.42
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip                                                                     Percent
--------------------------------------------------------------------------------
02129                                                                      0.91
85242                                                                      0.72
92007                                                                      0.61
96816                                                                      0.60
92887                                                                      0.60
Other                                                                     96.58
--------------------------------------------------------------------------------
Total:                                                                   100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
================================================================================
                               Jun 9, 2005 12:32                     Page 2 of 2

GSAA-05-08 Excess Spread
Assumptions: 30 CPR to maturity, forward and flat libor.
Calculation: (Monthly Collateral Interest - Monthly Bond Interest Payment) / Beginning Total Bond Balance (adjusted to actual/360 basis)

                       Forward Libor       Static Libor
---------------------------------------------------------
Period    Date         Excess Spread       Excess Spread
---------------------------------------------------------
        1  25-Jul-05         3.50643%           3.59863%
        2  25-Aug-05         2.18161%           2.47078%
        3  25-Sep-05         2.10867%           2.46812%
        4  25-Oct-05         2.21482%           2.66047%
        5  25-Nov-05         1.93860%           2.46256%
        6  25-Dec-05         2.09920%           2.65477%
        7  25-Jan-06         1.80861%           2.45666%
        8  25-Feb-06         1.84347%           2.45357%
        9  25-Mar-06         2.43527%           3.07768%
       10  25-Apr-06         1.76662%           2.44709%
       11  25-May-06         1.92967%           2.63890%
       12  25-Jun-06         1.71649%           2.44022%
       13  25-Jul-06         1.89750%           2.63185%
       14  25-Aug-06         1.68419%           2.43290%
       15  25-Sep-06         1.66114%           2.42907%
       16  25-Oct-06         1.83362%           2.62042%
       17  25-Nov-06         1.61793%           2.42106%
       18  25-Dec-06         1.79820%           2.61220%
       19  25-Jan-07         1.51460%           2.41253%
       20  25-Feb-07         1.57564%           2.40807%
       21  25-Mar-07         2.18972%           3.03157%
       22  25-Apr-07         1.54297%           2.39872%
       23  25-May-07         1.72426%           2.58921%
       24  25-Jun-07         1.53988%           2.39079%
       25  25-Jul-07         1.73404%           2.58117%
       26  25-Aug-07         1.53191%           2.38022%
       27  25-Sep-07         1.52537%           2.37468%
       28  25-Oct-07         1.71591%           2.56550%
       29  25-Nov-07         1.51525%           2.36798%
       30  25-Dec-07         1.70719%           2.56181%
       31  25-Jan-08         1.50551%           2.36411%
       32  25-Feb-08         1.52870%           2.37393%
       33  25-Mar-08         1.94163%           2.78048%
       34  25-Apr-08         1.53009%           2.37359%
       35  25-May-08         1.95036%           2.40538%
       36  25-Jun-08         1.73831%           2.21051%
       37  25-Jul-08         1.93644%           2.39924%
       38  25-Aug-08         1.69145%           2.18462%
       39  25-Sep-08         1.69516%           2.19247%
       40  25-Oct-08         1.89737%           2.38639%
       41  25-Nov-08         1.70800%           2.19646%
       42  25-Dec-08         1.90639%           2.38443%
       43  25-Jan-09         1.69383%           2.19427%
       44  25-Feb-09         1.68857%           2.19496%
       45  25-Mar-09         2.34758%           2.81095%
       46  25-Apr-09         1.67650%           2.19642%
       47  25-May-09         1.90744%           2.38902%
       48  25-Jun-09         1.69521%           2.19797%
       49  25-Jul-09         1.89701%           2.39106%
       50  25-Aug-09         1.68453%           2.20149%
       51  25-Sep-09         1.68282%           2.20624%
       52  25-Oct-09         1.89008%           2.40413%
       53  25-Nov-09         1.70229%           2.21620%
       54  25-Dec-09         1.91227%           2.41492%
       55  25-Jan-10         1.69833%           2.22680%
       56  25-Feb-10         1.69854%           2.23231%
       57  25-Mar-10         2.38847%           2.86115%
       58  25-Apr-10         1.70952%           2.23900%
       59  25-May-10         1.99715%           2.40364%
       60  25-Jun-10         1.89073%           2.22022%
       61  25-Jul-10         2.10966%           2.42115%
       62  25-Aug-10         1.89048%           2.23352%
       63  25-Sep-10         1.89099%           2.24050%
       64  25-Oct-10         2.11273%           2.44309%
       65  25-Nov-10         1.92289%           2.25536%
       66  25-Dec-10         2.14768%           2.45886%
       67  25-Jan-11         1.92629%           2.27122%
       68  25-Feb-11         1.92978%           2.27955%
       69  25-Mar-11         2.65087%           2.91936%
       70  25-Apr-11         1.93506%           2.29704%
       71  25-May-11         2.20338%           2.50309%
       72  25-Jun-11         1.99851%           2.31572%
       73  25-Jul-11         2.22713%           2.52232%
       74  25-Aug-11         2.00649%           2.33444%
       75  25-Sep-11         2.01087%           2.34428%
       76  25-Oct-11         2.24261%           2.55270%
       77  25-Nov-11         2.05115%           2.36496%
       78  25-Dec-11         1.92675%           2.21525%
       79  25-Jan-12         1.70265%           2.02810%
       80  25-Feb-12         1.70940%           2.03998%
       81  25-Mar-12         2.19360%           2.46581%
       82  25-Apr-12         1.72357%           2.06496%
       83  25-May-12         2.00481%           2.27795%
       84  25-Jun-12         1.79369%           2.09026%
       85  25-Jul-12         2.03649%           2.30545%
       86  25-Aug-12         1.81012%           2.11712%
       87  25-Sep-12         1.81815%           2.13061%
       88  25-Oct-12         2.06330%           2.34720%
       89  25-Nov-12         1.86968%           2.15902%
       90  25-Dec-12         2.11821%           2.37756%
       91  25-Jan-13         1.89035%           2.18936%
       92  25-Feb-13         1.90116%           2.20524%
       93  25-Mar-13         2.68572%           2.88094%
       94  25-Apr-13         1.92795%           2.23875%
       95  25-May-13         2.22642%           2.46264%
       96  25-Jun-13         2.01422%           2.27475%
       97  25-Jul-13         2.27305%           2.50116%
       98  25-Aug-13         2.04388%           2.31345%
       99  25-Sep-13         2.06046%           2.33390%
      100  25-Oct-13         2.32510%           2.56449%
      101  25-Nov-13         2.12825%           2.37652%
      102  25-Dec-13         2.39937%           2.60935%
      103  25-Jan-14         2.16847%           2.42139%
      104  25-Feb-14         2.19023%           2.44512%
      105  25-Mar-14         3.02734%           3.15507%
      106  25-Apr-14         2.23900%           2.49526%
      107  25-May-14         2.55727%           2.73665%
      108  25-Jun-14         2.34315%           2.54921%
      109  25-Jul-14         2.62983%           2.79463%
      110  25-Aug-14         2.39991%           2.60756%
      111  25-Sep-14         2.43212%           2.63853%
      112  25-Oct-14         2.72677%           2.89071%
      113  25-Nov-14         2.52812%           2.70434%
      114  25-Dec-14         2.83157%           2.96157%
      115  25-Jan-15         2.60083%           2.77578%
      116  25-Feb-15         2.64013%           2.81379%
      117  25-Mar-15         3.55382%           3.58012%
      118  25-Apr-15         2.72432%           2.89481%
      119  25-May-15         3.09312%           3.16164%
      120  25-Jun-15         2.88694%           2.97996%
      121  25-Jul-15         3.21741%           3.26163%
      122  25-Aug-15         2.99066%           3.08180%
      123  25-Sep-15         3.04915%           3.13649%
      124  25-Oct-15         3.39787%           3.43135%
      125  25-Nov-15         3.21169%           3.25417%
      126  25-Dec-15         3.57597%           3.55910%
      127  25-Jan-16         3.35459%           3.38415%
      128  25-Feb-16         3.43504%           3.45427%
      129  25-Mar-16         4.14416%           4.04249%
      130  25-Apr-16         3.60700%           3.60602%
      131  25-May-16         4.04214%           3.94214%
      132  25-Jun-16         3.84315%           3.77501%
      133  25-Jul-16         4.26356%           4.12670%
      134  25-Aug-16         4.05874%           3.96397%
      135  25-Sep-16         4.17617%           4.06693%
      136  25-Oct-16         4.63049%           4.44638%
      137  25-Nov-16         4.46273%           4.29223%
      138  25-Dec-16         4.94581%           4.69388%
      139  25-Jan-17         4.75757%           4.54721%
      140  25-Feb-17         4.92093%           4.68755%
      141  25-Mar-17         6.24243%           5.77690%
      142  25-Apr-17         5.28251%           4.99809%
      143  25-May-17         5.88669%           5.47367%
      144  25-Jun-17         5.74455%           5.35543%
      145  25-Jul-17         6.36185%           5.87097%
      146  25-Aug-17         6.22639%           5.77007%
      147  25-Sep-17         6.49635%           6.00304%
      148  25-Oct-17         7.20567%           6.59542%
      149  25-Nov-17         7.13832%           6.53112%
      150  25-Dec-17         7.92580%           7.19039%
      151  25-Jan-18         7.87190%           7.16102%
      152  25-Feb-18         8.29189%           7.52333%
      153  25-Mar-18        10.29966%           9.19360%
      154  25-Apr-18         9.26931%           8.36783%
      155  25-May-18        10.39064%           9.28992%
      156  25-Jun-18        10.52484%           9.41966%
      157  25-Jul-18        11.80683%          10.51381%
      158  25-Aug-18        12.05597%          10.76266%
      159  25-Sep-18        12.98368%          11.58279%
      160  25-Oct-18        14.70991%          13.08162%
      161  25-Nov-18        15.32354%          13.64575%
      162  25-Dec-18        17.53485%          15.59641%
      163  25-Jan-19        18.52914%          16.55849%
      164  25-Feb-19        20.64003%          18.51355%
      165  25-Mar-19        26.34988%          23.63838%
      166  25-Apr-19        26.55408%          24.14905%
      167  25-May-19        32.11096%          29.49758%
      168  25-Jun-19        36.78676%          34.45632%
      169  25-Jul-19        46.93469%          45.22201%
      170  25-Aug-19        58.42624%          59.26711%
      171  25-Sep-19        81.87540%          91.80246%
      172  25-Oct-19       139.81755%         207.65727%
      173  25-Nov-19       373.75576%                N/A
---------------------------------------------------------



Forward Rate (%)
-----------------------------------------------
   1 month Libor    6 month Libor  1 year libor
-----------------------------------------------
          3.2829           3.5955       3.7966
          3.4814           3.6940       3.8555
          3.5524           3.7478       3.8942
          3.6394           3.7951       3.9305
          3.7185           3.8371       3.9603
          3.7505           3.8680       3.9848
          3.8440           3.8973       4.0080
          3.8059           3.9126       4.0283
          3.8387           3.9367       4.0483
          3.8773           3.9589       4.0652
          3.9066           3.9763       4.0812
          3.9214           3.9932       4.0949
          3.9324           4.0098       4.1078
          3.9472           4.0352       4.1198
          3.9669           4.0499       4.1301
          3.9863           4.0625       4.1391
          4.0031           4.0748       4.1461
          4.0144           4.0859       4.1523
          4.0998           4.0962       4.1586
          4.0338           4.0915       4.1568
          4.0437           4.0974       4.1615
          4.0581           4.1024       4.1775
          4.0679           4.1041       4.1808
          4.0699           4.1053       4.1843
          4.0670           4.1063       4.1881
          4.0681           4.1091       4.1926
          4.0696           4.1129       4.1978
          4.0708           4.1161       4.2028
          4.0740           4.1206       4.2086
          4.0775           4.1258       4.2146
          4.0816           4.1322       4.2213
          4.0875           4.1387       4.2276
          4.0925           4.1463       4.2348
          4.0987           4.1524       4.2301
          4.1060           4.1591       4.2366
          4.1141           4.1662       4.2439
          4.1202           4.1720       4.2505
          4.1273           4.1786       4.2576
          4.1320           4.1849       4.2654
          4.1384           4.1911       4.2714
          4.1453           4.1983       4.2788
          4.1512           4.2062       4.2862
          4.1583           4.2128       4.2935
          4.1654           4.2200       4.3010
          4.1715           4.2279       4.3084
          4.1793           4.2355       4.3160
          4.1876           4.2426       4.3234
          4.1940           4.2498       4.3315
          4.2014           4.2572       4.3382
          4.2091           4.2655       4.3458
          4.2158           4.2720       4.3535
          4.2228           4.2784       4.3601
          4.2302           4.2860       4.3678
          4.2371           4.2935       4.3749
          4.2453           4.3007       4.3825
          4.2516           4.3075       4.3903
          4.2581           4.3153       4.3975
          4.2658           4.3231       4.4052
          4.2732           4.3310       4.4130
          4.2803           4.3377       4.4206
          4.2873           4.3449       4.4280
          4.2946           4.3530       4.4360
          4.3019           4.3602       4.4437
          4.3097           4.3667       4.4508
          4.3162           4.3755       4.4591
          4.3236           4.3821       4.4664
          4.3317           4.3901       4.4744
          4.3389           4.3983       4.4823
          4.3456           4.4055       4.4902
          4.3550           4.4138       4.5108
          4.3609           4.4212       4.5193
          4.3694           4.4292       4.5270
          4.3773           4.4367       4.5351
          4.3839           4.4445       4.5438
          4.3918           4.4528       4.5518
          4.3995           4.4601       4.5599
          4.4070           4.4684       4.5686
          4.4147           4.4765       4.5768
          4.4229           4.4860       4.5855
          4.4310           4.4933       4.5939
          4.4385           4.5019       4.6027
          4.4472           4.5113       4.5987
          4.4552           4.5191       4.6068
          4.4648           4.5279       4.6154
          4.4719           4.5362       4.6240
          4.4808           4.5447       4.6321
          4.4897           4.5540       4.6407
          4.4970           4.5609       4.6485
          4.5057           4.5687       4.6569
          4.5139           4.5765       4.6654
          4.5217           4.5851       4.6739
          4.5307           4.5927       4.6819
          4.5372           4.6008       4.6907
          4.5448           4.6099       4.6991
          4.5527           4.6183       4.7065
          4.5612           4.6280       4.7146
          4.5691           4.6352       4.7223
          4.5783           4.6438       4.7298
          4.5869           4.6523       4.7375
          4.5949           4.6588       4.7437
          4.6039           4.6661       4.7509
          4.6101           4.6724       4.7581
          4.6181           4.6799       4.7649
          4.6256           4.6862       4.7716
          4.6311           4.6934       4.7788
          4.6379           4.6998       4.7862
          4.6439           4.7063       4.7929
          4.6502           4.7138       4.8006
          4.6563           4.7200       4.8075
          4.6640           4.7273       4.8153
          4.6697           4.7343       4.8237
          4.6766           4.7408       4.8305
          4.6844           4.7485       4.8388
          4.6906           4.7569       4.8469
          4.6983           4.7637       4.8550
          4.7057           4.7714       4.8630
          4.7120           4.7803       4.8707
          4.7202           4.7890       4.8922
          4.7289           4.7972       4.8995
          4.7352           4.8055       4.9072
          4.7446           4.8140       4.9131
          4.7545           4.8230       4.9197
          4.7625           4.8292       4.9259
          4.7703           4.8352       4.9309
          4.7780           4.8422       4.9367
          4.7844           4.8464       4.9418
          4.7916           4.8515       4.9472
          4.7959           4.8560       4.9523
          4.8006           4.8605       4.9570
          4.8062           4.8658       4.9486
          4.8083           4.8704       4.9534
          4.8124           4.8760       4.9582
          4.8182           4.8811       4.9627
          4.8231           4.8862       4.9680
          4.8293           4.8918       4.9725
          4.8347           4.8955       4.9763
          4.8394           4.9004       4.9810
          4.8441           4.9042       4.9851
          4.8490           4.9085       4.9898
          4.8533           4.9126       4.9936
          4.8562           4.9165       4.9978
          4.8613           4.9224       5.0026
          4.8638           4.9254       5.0063
          4.8677           4.9309       5.0103
          4.8726           4.9359       5.0138
          4.8773           4.9391       5.0177
          4.8831           4.9434       5.0212
          4.8858           4.9454       5.0239
          4.8912           4.9496       5.0274
          4.8951           4.9520       5.0305
          4.8971           4.9552       5.0341
          4.9011           4.9578       5.0365
          4.9027           4.9609       5.0394
          4.9061           4.9654       5.0429
          4.9080           4.9680       5.0450
          4.9111           4.9718       5.0476
          4.9135           4.9748       5.0494
          4.9187           4.9784       5.0514
          4.9230           4.9817       5.0529
          4.9253           4.9823       5.0533
          4.9286           4.9837       5.0547
          4.9309           4.9843       5.0553
          4.9322           4.9851       5.0565
          4.9344           4.9851       5.0568
          4.9334           4.9849       5.0573
          4.9338           4.9865       5.0727
          4.9337           4.9876       5.0726
          4.9337           4.9896       5.0730
          4.9340           4.9893       5.0731
          4.9364           4.9909       5.0735
          4.9378           4.9919       5.0734
          4.9386           4.9911       5.0727
          4.9403           4.9913       5.0729
          4.9390           4.9908       5.0725
          4.9401           4.9901       5.0726
          4.9402           4.9890       5.0719
          4.9382           4.9883       5.0720
          4.9383           4.9886       5.0587
          4.9377           4.9881       5.0584
          4.9344           4.9875       5.0590
          4.9352           4.9887       5.0589
          4.9365           4.9902       5.0596
          4.9364           4.9896       5.0598
          4.9369           4.9892       5.0589
          4.9377           4.9899       5.0594
          4.9377           4.9901       5.0591
          4.9391           4.9903       5.0594
          4.9380           4.9893       5.0590
          4.9378           4.9901       5.0588
          4.9390           4.9911       5.0597
          4.9391           4.9913       5.0590
          4.9387           4.9905       5.0590
          4.9387           4.9903       5.0583
          4.9389           4.9907       5.0581
          4.9387           4.9900       5.0576
          4.9388           4.9885       5.0559
          4.9375           4.9884       5.0556
          4.9374           4.9875       5.0545
          4.9377           4.9873       5.0540
          4.9365           4.9866       5.0528
          4.9353           4.9855       5.0519
          4.9363           4.9858       5.0520
          4.9340           4.9842       5.0505
          4.9342           4.9840       5.0498
          4.9337           4.9826       5.0482
          4.9319           4.9812       5.0473
          4.9316           4.9808       5.0460
          4.9306           4.9786       5.0434
          4.9292           4.9777       5.0424
          4.9281           4.9761       5.0405
          4.9272           4.9750       5.0392
          4.9259           4.9736       5.0373
          4.9237           4.9717       5.0356
          4.9237           4.9719       5.0485
          4.9212           4.9689       5.0465
          4.9204           4.9682       5.0449
          4.9188           4.9670       5.0425
          4.9168           4.9639       5.0409
          4.9161           4.9624       5.0388
          4.9127           4.9597       5.0359
          4.9122           4.9581       5.0340
          4.9105           4.9553       5.0311
          4.9066           4.9527       5.0294
          4.9060           4.9513       5.0265
          4.9039           4.9490       5.0238
          4.9012           4.9466       5.0084
          4.8994           4.9446       5.0055
          4.8977           4.9431       5.0032
          4.8944           4.9393       5.0000
          4.8927           4.9374       4.9976
          4.8902           4.9350       4.9946
          4.8874           4.9313       4.9909
          4.8857           4.9286       4.9885
          4.8814           4.9246       4.9853
          4.8798           4.9228       4.9830
          4.8773           4.9196       4.9799
          4.8732           4.9169       4.9772
          4.8711           4.9146       4.9758
          4.8682           4.9120       4.9729
          4.8655           4.9100       4.9706
          4.8626           4.9069       4.9679
          4.8610           4.9047       4.9659
          4.8572           4.9015       4.9634
          4.8552           4.8990       4.9602
          4.8534           4.8970       4.9582
          4.8501           4.8945       4.9556
          4.8485           4.8924       4.9538
          4.8462           4.8898       4.9511
          4.8430           4.8878       4.9490
          4.8418           4.8864       4.9480
          4.8399           4.8839       4.9456
          4.8367           4.8813       4.9438
          4.8350           4.8796       4.9414
          4.8335           4.8785       4.9398
          4.8307           4.8755       4.9378
          4.8287           4.8729       4.9348
          4.8270           4.8712       4.9332
          4.8247           4.8693       4.9310
          4.8237           4.8674       4.9295
          4.8204           4.8644       4.9273
          4.8183           4.8633       4.9255
          4.8175           4.8625       4.9384
          4.8156           4.8610       4.9362
          4.8135           4.8586       4.9350
          4.8117           4.8569       4.9329
          4.8103           4.8558       4.9315
          4.8086           4.8538       4.9300
          4.8072           4.8515       4.9276
          4.8046           4.8498       4.9266
          4.8033           4.8483       4.9247
          4.8023           4.8471       4.9234
          4.8001           4.8452       4.9218
          4.7983           4.8438       4.9203
          4.7978           4.8436       4.9062
          4.7953           4.8409       4.9045
          4.7945           4.8401       4.9036
          4.7931           4.8391       4.9018
          4.7914           4.8371       4.9010
          4.7910           4.8361       4.8998
          4.7881           4.8332       4.8975
          4.7878           4.8330       4.8967
          4.7868           4.8315       4.8953
          4.7846           4.8306       4.8945
          4.7841           4.8292       4.8931
          4.7820           4.8280       4.8920
          4.7818           4.8282       4.8920
          4.7804           4.8266       4.8908
          4.7802           4.8259       4.8902
          4.7776           4.8242       4.8889
          4.7776           4.8239       4.8883
          4.7769           4.8236       4.8873
          4.7750           4.8214       4.8852
          4.7747           4.8206       4.8844
          4.7738           4.8194       4.8828
          4.7726           4.8189       4.8820
          4.7727           4.8177       4.8803
          4.7703           4.8159       4.8789
          4.7699           4.8157       4.8785
          4.7695           4.8147       4.8767
          4.7693           4.8141       4.8754
          4.7669           4.8112       4.8734
          4.7659           4.8101       4.8721
          4.7642           4.8087       4.8703
          4.7622           4.8062       4.8678
          4.7614           4.8046       4.8665
          4.7582           4.8019       4.8645
          4.7576           4.8013       4.8633
          4.7563           4.7994       4.8614
          4.7534           4.7980       4.8598
          4.7526           4.7969       4.8727
          4.7510           4.7954       4.8708
          4.7498           4.7945       4.8695
          4.7480           4.7923       4.8678
          4.7474           4.7911       4.8666
          4.7446           4.7889       4.8652
          4.7435           4.7875       4.8630
          4.7426           4.7864       4.8618
          4.7402           4.7846       4.8602
          4.7394           4.7835       4.8591
          4.7380           4.7818       4.8573
          4.7360           4.7804       4.8560
          4.7352           4.7797       4.8421
          4.7338           4.7786       4.8403
          4.7322           4.7766       4.8394
          4.7308           4.7753       4.8378
          4.7298           4.7746       4.8367
          4.7285           4.7730       4.8355
          4.7274           4.7708       4.8333
          4.7252           4.7697       4.8323
          4.7243           4.7682       4.8308
          4.7236           4.7673       4.8299
          4.7218           4.7660       4.8284
          4.7200           4.7645       4.8272
          4.7203           4.7643       4.8271
          4.7176           4.7624       4.8255
          4.7173           4.7620       4.8248
          4.7164           4.7605       4.8233
          4.7144           4.7590       4.8225
          4.7139           4.7585       4.8214
          4.7127           4.7565       4.8193
          4.7113           4.7557       4.8187
          4.7102           4.7543       4.8173
          4.7095           4.7536       4.8165
          4.7084           4.7525       4.8152
          4.7065           4.7512       4.8142
          4.7067           4.7517       4.8143
          4.7047           4.7495       4.8130
          4.7044           4.7492       4.8123
          4.7033           4.7485       4.8110
          4.7021           4.7469       4.8104
          4.7020           4.7463       4.8093
          4.6995           4.7438       4.8071
          4.6995           4.7438       4.8063
          4.6989           4.7426       4.8046
          4.6971           4.7420       4.8035
          4.6968           4.7407       4.8018
          4.6951           4.7395       4.8001
          4.6952           4.7394       4.8127
          4.6940           4.7373       4.8108
          4.6940           4.7359       4.8094
          4.6908           4.7333       4.8074
-----------------------------------------------



Flat Libor Rate
-----------------------------
LIBOR_1MO             3.1900
LIBOR_6MO             3.5400
LIBOR_1YR             3.7300
-----------------------------



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

Goldman Sachs                      GSAA 05 08

================================================================================

------------------------------------------------------------
Stats
------------------------------------------------------------
Count: 633
Schedule Balance: $195,147,035.29
AverageSched Bal: $308,289.16
GrossWAC: 6.383
NetWAC: 6.133
OTERM: 360
RTERM: 359
ATERM: 359
AGE: 1
First CAP: 4.62
Periodic CAP: 1.26
MAXRATE: 12.13
MINRATE: 2.52
MTR: 41.38
MARGIN: 2.52
OLTV: 76.80
COLTV: 86.64
FICO: 706.274
------------------------------------------------------------


------------------------------------------------------------
Current Rate                                         Percent
------------------------------------------------------------
4.501 - 5.000                                           1.52
5.001 - 5.500                                           5.95
5.501 - 6.000                                          26.88
6.001 - 6.500                                          28.95
6.501 - 7.000                                          23.39
7.001 - 7.500                                           9.59
7.501 - 8.000                                           3.71
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Scheduled Balance                                    Percent
------------------------------------------------------------
0.01 - 50,000.00                                        0.26
50,000.01 - 100,000.00                                  2.07
100,000.01 - 150,000.00                                 5.19
150,000.01 - 200,000.00                                 9.58
200,000.01 - 250,000.00                                 9.22
250,000.01 - 275,000.00                                 4.85
275,000.01 - 350,000.00                                10.81
350,000.01 - 400,000.00                                 8.24
400,000.01 - 450,000.00                                 5.63
450,000.01 - 500,000.00                                 8.56
500,000.01 - 550,000.00                                 4.59
550,000.01 - 600,000.00                                 5.02
600,000.01 - 750,000.00                                11.15
750,000.01 - 850,000.00                                 3.58
850,000.01 - 950,000.00                                 1.39
950,000.01 - 1,000,000.00                               3.04
1,000,000.01 - 1,250,000.00                             3.38
1,250,000.01 - 1,500,000.00                             2.24
1,500,000.01 >=                                         1.19
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Original Term                                        Percent
------------------------------------------------------------
360                                                   100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
RemTerm                                              Percent
------------------------------------------------------------
350.000                                                 0.14
354.000                                                 0.54
355.000                                                 0.58
356.000                                                 0.10
357.000                                                 3.54
358.000                                                 2.50
359.000                                                48.43
360.000                                                44.17
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Am WAM                                               Percent
------------------------------------------------------------
0.000 - 59.999                                         86.27
300.000 - 359.999                                       9.79
360.000 >=                                              3.94
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Age                                                  Percent
------------------------------------------------------------
0                                                      44.17
1                                                      48.43
2                                                       2.50
3                                                       3.54
4                                                       0.10
5                                                       0.58
6                                                       0.54
10                                                      0.14
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
States                                               Percent
------------------------------------------------------------
CA                                                     39.72
FL                                                      7.61
AZ                                                      3.53
IL                                                      4.10
NY                                                      4.80
VA                                                      4.38
WA                                                      3.99
CO                                                      2.79
TX                                                      2.27
GA                                                      2.29
Other                                                  24.52
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Original LTV                                         Percent
------------------------------------------------------------
0.001 - 50.000                                          0.58
50.001 - 60.000                                         4.36
60.001 - 70.000                                        10.59
70.001 - 75.000                                        10.23
75.001 - 80.000                                        72.30
80.001 - 85.000                                         0.05
85.001 - 90.000                                         1.45
90.001 - 95.000                                         0.37
95.001 - 100.000                                        0.08
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Combined LTV                                         Percent
------------------------------------------------------------
0.001 - 50.000                                          0.48
50.001 - 60.000                                         2.02
60.001 - 70.000                                         5.86
70.001 - 75.000                                         4.97
75.001 - 80.000                                        20.30
80.001 - 85.000                                         3.38
85.001 - 90.000                                        34.43
90.001 - 95.000                                        15.32
95.001 - 100.000                                       13.24
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
FICO                                                 Percent
------------------------------------------------------------
620.000 - 639.999                                       1.41
640.000 - 659.999                                       9.20
660.000 - 679.999                                      15.98
680.000 - 699.999                                      21.63
700.000 - 719.999                                      21.52
720.000 - 739.999                                       8.93
740.000 - 759.999                                       8.34
760.000 - 779.999                                       8.77
780.000 - 799.999                                       2.51
800.000 - 819.999                                       1.70
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
PMI                                                  Percent
------------------------------------------------------------
CMAC                                                    0.22
MORTGAGE GUARANTY INSURANCE CO                          0.07
OLTV <= 80 - NO MI                                     98.05
PMI MORTGAGE INSURANCE CO                               0.91
RADIAN                                                  0.67
UGIC                                                    0.08
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Occupancy Code                                       Percent
------------------------------------------------------------
NON OWNER                                              32.27
OWNER OCCUPIED                                         64.17
SECOND HOME                                             3.56
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Property Type                                        Percent
------------------------------------------------------------
2-4 FAMILY                                             11.12
CONDO                                                  12.60
PUD                                                    18.72
SINGLE FAMILY                                          57.56
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Purpose                                              Percent
------------------------------------------------------------
CASHOUT REFI                                           24.53
PURCHASE                                               63.72
RATE/TERM REFI                                         11.75
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Documentation Type                                   Percent
------------------------------------------------------------
FULL/ALT DOC                                           29.67
NO DOC/NINA/NO RATIO                                    0.71
STATED DOC                                             69.62
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only                                        Percent
------------------------------------------------------------
N                                                      13.73
Y                                                      86.27
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Interest Only Term                                   Percent
------------------------------------------------------------
0.000                                                  13.73
36.000                                                 10.72
60.000                                                 12.56
120.000                                                62.99
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Silent                                               Percent
------------------------------------------------------------
N                                                      31.83
Y                                                      68.17
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Prepay Flag                                          Percent
------------------------------------------------------------
N                                                      76.54
Y                                                      23.46
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------

                                Jun 9, 2005 16:26                    Page 1 of 2

Goldman Sachs                      GSAA 05 08

================================================================================


------------------------------------------------------------
Prepay Term                                          Percent
------------------------------------------------------------
0.000                                                  76.54
12.000                                                  1.38
30.000                                                  0.18
36.000                                                 19.67
42.000                                                  0.67
60.000                                                  1.56
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
DTI                                                  Percent
------------------------------------------------------------
<= 0.000                                                0.94
0.001 - 10.000                                          1.24
10.001 - 20.000                                         5.88
20.001 - 30.000                                        19.03
30.001 - 40.000                                        56.79
40.001 - 50.000                                        15.51
50.001 - 60.000                                         0.60
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Conforming                                           Percent
------------------------------------------------------------
CONFORMING                                             44.51
NON CONFORMING                                         55.49
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Arm Index                                            Percent
------------------------------------------------------------
1 YEAR LIBOR                                           26.15
6 MONTH LIBOR                                          73.85
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Margins                                              Percent
------------------------------------------------------------
2.001 - 2.500                                          46.57
2.501 - 3.000                                          53.43
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
First Adjustment Cap                                 Percent
------------------------------------------------------------
2.000                                                  10.50
3.000                                                   3.21
5.000                                                  86.29
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Periodic Cap                                         Percent
------------------------------------------------------------
1.000                                                  73.85
2.000                                                  26.15
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Max Rate                                             Percent
------------------------------------------------------------
9.501 - 10.000                                          0.61
10.001 - 10.500                                         1.66
10.501 - 11.000                                        10.79
11.001 - 11.500                                         9.83
11.501 - 12.000                                        23.06
12.001 - 12.500                                        24.38
12.501 - 13.000                                        18.13
13.001 - 13.500                                         8.63
13.501 - 14.000                                         2.91
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Floor Rate                                           Percent
------------------------------------------------------------
2.001 - 2.500                                          46.57
2.501 - 3.000                                          53.43
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Number of Units                                      Percent
------------------------------------------------------------
1                                                      88.88
2                                                       6.71
3                                                       2.67
4                                                       1.74
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Product Type                                         Percent
------------------------------------------------------------
10 YEAR ARM                                             0.51
2 YEAR ARM                                              3.21
3 YEAR ARM                                             71.28
5 YEAR ARM                                             24.76
7 YEAR ARM                                              0.25
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Self Employment Flag                                 Percent
------------------------------------------------------------
Y                                                     100.00
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


------------------------------------------------------------
Originator                                           Percent
------------------------------------------------------------
COUNTRYWIDE                                            26.15
GREENPOINT                                             73.85
------------------------------------------------------------
Total:                                                100.00
------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
--------------------------------------------------------------------------------
                                Jun 9, 2005 16:26                    Page 2 of 2

--------------------------------------------------------------------------------
We need these matrices in addition to strats
--------------------------------------------------------------------------------

Aggregate Loans (First Lien Only)
FICO       % of total deal    Avg LTV   Max LTV   % Full Doc    % Owner Occ     % IO     WAC    MARGIN   % Second Lien (Simultaneous
------------------------------------------------------------------------------------------------------------------------ or Silent)
N/A                    0.11%      64.2      64.2       100.00%        100.00%   100.00%   5.38     2.25            0.00%
621 - 640              2.78      77.55        95        54.57          93.64     82.96    6.22     2.55               0
641 - 660              9.73      75.99        95        45.08          83.72     82.68    6.31     2.56               0
661 - 680             14.22      76.93     94.96         29.6          73.85     87.22    6.44     2.59               0
681 - 700             18.33      77.86        95        32.67          70.67     88.96    6.28     2.51               0
701 - 720             18.99      78.37     95.83         37.2          67.29     91.86    6.27     2.48               0
721 - 740              12.2      78.83        95        31.06          64.86     92.69    6.22     2.48               0
741 - 760              9.98      77.76        95         47.5          56.41     89.56    6.25     2.48               0
761 - 780              8.46      77.86     93.63        38.09          66.54     94.45    6.24     2.48               0
781 - 800              3.89      79.16        95        42.16          46.84     88.75    6.23     2.58               0
801 - 820              1.31      78.64        80        41.29          74.26     91.08    6.23      2.5               0
------------------------------------------------------------------------------------------------------------------------
Total:               100.00%     77.79     95.83        37.21%         69.06%    89.50%   6.28     2.51            0.00%
------------------------------------------------------------------------------------------------------------------------



Aggregate Loans (Second Lien Only)                                                                                    (Simultaneous
FICO         % of total deal   Avg LTV   Max LTV   % Full Doc   % Owner Occ    % IO    WAC    MARGIN   % Second Lien  or Silent)
520-539                    0         0         0            0             0        0      0        0               0
540-559                    0         0         0            0             0        0      0        0               0
560-579                    0         0         0            0             0        0      0        0               0
580-599                    0         0         0            0             0        0      0        0               0
600-619                    0         0         0            0             0        0      0        0               0
620-639                    0         0         0            0             0        0      0        0               0
640-659                    0         0         0            0             0        0      0        0               0
660-679                    0         0         0            0             0        0      0        0               0
680-699                    0         0         0            0             0        0      0        0               0
700-719                    0         0         0            0             0        0      0        0               0
720-739                    0         0         0            0             0        0      0        0               0
740-759                    0         0         0            0             0        0      0        0               0
760-779                    0         0         0            0             0        0      0        0               0
780-800                    0         0         0            0             0        0      0        0               0
800+                       0         0         0            0             0        0      0        0               0


Second Lien Loans
----------------------
FRM %                      0
----------------------
ARM %                      0
----------------------

IO Loans
FICO        % of total deal    Avg LTV   Max LTV   % Full Doc    % Owner Occ    WAC    MARGIN   % Second Lien  (Simultaneous
-------------------------------------------------------------------------------------------------------------- or Silent)
N/A                    0.11%      64.2      64.2       100.00%        100.00%   5.38     2.25            0.00%
621 - 640              2.31      77.69        95        42.79          76.61    6.28     2.57               0
641 - 660              8.05      76.44        95        38.84          68.56    6.32     2.56               0
661 - 680              12.4      77.02     94.96        25.38          64.73    6.47     2.59               0
681 - 700              16.3      77.93        95        29.71          63.71    6.28      2.5               0
701 - 720             17.44      78.42     95.83        34.25           62.9    6.26     2.47               0
721 - 740             11.31      79.02        95        29.66          62.32    6.21     2.47               0
741 - 760              8.94      77.51        95        42.75          49.29    6.24     2.47               0
761 - 780              7.99      77.83     93.63        35.94          62.88    6.24     2.47               0
781 - 800              3.45       79.2     94.94        38.37          41.68    6.19     2.57               0
801 - 820               1.2      78.64        80        41.29          65.34     6.1     2.47               0
--------------------------------------------------------------------------------------------------------------
Total:                89.50%     77.89     95.83        33.60%         62.05%   6.28     2.51            0.00%
--------------------------------------------------------------------------------------------------------------



If the deal has deep MI - we want the following:

For Non-MI Loans-only
By LTV Bucket   % of total deal    Avg FICO   %<550 FICO    %full doc    %non owner
------------------------------------------------------------------------------------
50 & Below                 0.64%     702.85         0.00%       29.71%        39.05%
51 - 60                    2.37      703.47            0        53.65         26.92
61 - 70                     8.8      693.74         1.22        47.03         19.25
71 - 80                   85.31      712.96            0         36.2         28.52
81 - 84                       0           0            0            0             0
85 - 89                       0           0            0            0             0
90 - 94                       0           0            0            0             0
95 - 99                       0           0            0            0             0
------------------------------------------------------------------------------------
Total:                    97.12%     711.46         0.11%       36.48%        26.91%
------------------------------------------------------------------------------------

We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO Loans seperately

We also need this for the total pool combined


Original Principal Balances of Mortgage Loans


                       Number of  Aggregate Original   % of Aggregate Principal   AVG CURRENT   WA GROSS
Range ($)                Loans    Principal Balance   Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
-----------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                   7          146,750.00                        0.02     20,964.29     7.193        88.3            684
$25,001 - $50,000             31        1,329,550.00                        0.22     42,888.71     6.752       88.52            718
$50,001 - $75,000             69        4,478,970.00                        0.74     64,912.61     6.703       88.86            721
$75,001 - $100,000           130       11,601,120.00                        1.91     89,239.38     6.588        89.1            714
$100,001 - $125,000          189       21,333,605.00                        3.52    112,876.22      6.57       89.58            718
$125,001 - $150,000          178       24,585,344.00                        4.05    138,119.91     6.465       90.03            722
$150,001 - $175,000          180       29,265,611.00                        4.82    162,586.73     6.444       90.04            717
$175,001 - $200,000          178       33,395,739.00                         5.5    187,616.51     6.381       88.69            713
$200,001 - $225,000          145       30,951,135.00                         5.1    213,456.10      6.44       88.45            711
$225,001 - $250,000          105       24,915,517.40                        4.11    237,290.64      6.33       88.21            706
$250,001 - $275,000           97       25,432,720.00                        4.19    262,192.99     6.441       87.57            700
$275,001 - $300,000           89       25,509,950.00                         4.2    286,628.65     6.313       89.89            711
$300,001 - $333,700           97       30,843,140.00                        5.08    317,970.52     6.301       90.21            708
$333,701 - $350,000           35       11,897,426.00                        1.96    339,926.46     6.384       87.54            708
$350,001 - $600,000          491      221,027,746.20                       36.43    450,158.34     6.185       88.58            708
$600,001 - $1,000,000        126       90,965,035.00                       14.99    721,944.72     6.124       85.14            699
$1,000,001 & Above            14       19,035,600.00                        3.14  1,359,685.71     6.255       74.47            706
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161      606,714,958.60                         100    280,756.58     6.284       87.86            708
-----------------------------------------------------------------------------------------------------------------------------------


Principal Balances of Mortgage Loans as of Cutoff Date


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Range ($)                Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                   7           146,695.97                        0.02     20,956.57     7.193        88.3            684
$25,001 - $50,000             31         1,329,144.96                        0.22     42,875.64     6.752       88.52            718
$50,001 - $75,000             69         4,477,674.04                        0.74     64,893.83     6.703       88.86            721
$75,001 - $100,000           130        11,597,495.03                        1.91     89,211.50     6.588        89.1            714
$100,001 - $125,000          189        21,328,888.35                        3.52    112,851.26      6.57       89.58            718
$125,001 - $150,000          178        24,578,609.73                        4.05    138,082.08     6.465       90.03            722
$150,001 - $175,000          181        29,434,377.32                        4.85    162,620.87     6.439       90.04            717
$175,001 - $200,000          177        33,218,658.24                        5.48    187,676.04     6.385       88.68            713
$200,001 - $225,000          145        30,944,965.59                         5.1    213,413.56      6.44       88.45            711
$225,001 - $250,000          104        24,681,311.75                        4.07    237,320.31     6.335       88.19            706
$250,001 - $275,000           98        25,704,485.56                        4.24    262,290.67      6.44       87.65            701
$275,001 - $300,000           89        25,522,179.42                        4.21    286,766.06     6.306       89.84            711
$300,001 - $333,700           98        31,175,160.87                        5.14    318,113.89     6.303        90.2            708
$333,701 - $350,000           34        11,561,867.21                        1.91    340,054.92     6.381       87.47            707
$350,001 - $600,000          491       221,005,200.60                       36.43    450,112.42     6.185       88.58            708
$600,001 - $1,000,000        126        90,954,157.23                       14.99    721,858.39     6.124       85.14            699
$1,000,001 & Above            14        19,030,835.78                        3.14  1,359,345.41     6.256       74.47            706
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


Current Mortgage Rates of Mortgage Loans

                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Mortgage Rates (%)       Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
4.50 - 4.99                    6         2,826,178.05                        0.47    471,029.68      4.86       83.99            691
5.00 - 5.49                   74        30,440,899.60                        5.02    411,363.51     5.253       85.71            690
5.50 - 5.99                  495       170,058,263.94                       28.03    343,552.05      5.75        87.9            712
6.00 - 6.49                  600       165,194,078.92                       27.23    275,323.46     6.175       87.68            712
6.50 - 6.99                  629       155,852,164.03                       25.69    247,777.69     6.674       88.14            706
7.00 - 7.49                  271        59,487,339.65                        9.81    219,510.48     7.145       88.31            705
7.50 - 7.99                   79        20,978,700.51                        3.46    265,553.17     7.628       88.96            701
8.00 - 8.49                    5         1,125,082.95                        0.19    225,016.59     8.256       89.65            692
8.50 - 8.99                    2           729,000.00                        0.12    364,500.00      8.69          90            678
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------



Original Term to Maturity of Mortgage Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Original Term (mos)      Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                  2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


Stated Remaining Term to Maturity of Mortgage Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Remaining Term (mos)     Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
300.001 - 360.000          2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Mortgage Insurance       Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
Yes                           78        17,488,052.69                        2.88    224,205.80     6.765       91.12            703
No                         2,083       589,203,654.96                       97.12    282,863.01      6.27       87.76            708
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Lien                     Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
1                          2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Seasoning(mos)           Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0                            815       270,684,535.80                       44.62    332,128.26     6.136       88.96            711
1                          1,034       253,226,446.09                       41.74    244,899.85       6.5       86.84            706
2                            118        30,452,663.41                        5.02    258,073.42     6.238       88.06            712
3                             80        24,421,365.59                        4.03    305,267.07     6.091       86.47            706
4                             84        20,102,490.13                        3.31    239,315.36     5.952       89.02            708
5                             20         4,799,460.15                        0.79    239,973.01     6.085       84.12            696
6                              5         2,218,840.00                        0.37    443,768.00     5.844       80.64            704
7                              1            62,574.92                        0.01     62,574.92      6.25          90            690
9                              1           134,999.16                        0.02    134,999.16     6.875       79.41            673
10                             3           588,332.40                         0.1    196,110.80     6.114       86.81            691
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


Combined Loan-to-Value Ratios of Mortgage Loans

                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Combined LTVs            Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                   2           224,902.80                        0.04    112,451.40     6.333       24.11            714
35.01 - 40.00                  6         1,276,999.98                        0.21    212,833.33     5.989       37.12            684
40.01 - 45.00                  3           637,140.30                        0.11    212,380.10     6.295       44.21            739
45.01 - 50.00                  3           464,009.96                        0.08    154,669.99     5.956       48.51            721
50.01 - 55.00                  8         2,016,914.70                        0.33    252,114.34     6.023        53.4            695
55.01 - 60.00                 16         5,903,948.04                        0.97    368,996.75      6.25       58.47            722
60.01 - 65.00                 19        12,366,868.76                        2.04    650,887.83      6.13       64.45            675
65.01 - 70.00                 45        17,983,365.53                        2.96    399,630.35     6.153       68.33            682
70.01 - 75.00                 79        28,254,528.02                        4.66    357,652.25     6.107       74.03            689
75.01 - 80.00                385       117,989,472.06                       19.45    306,466.16     6.194       79.59            703
80.01 - 85.00                 40        14,310,752.45                        2.36    357,768.81     6.292       84.36            692
85.01 - 90.00                690       182,934,066.79                       30.15    265,121.84     6.465       89.68            705
90.01 - 95.00                511       114,589,958.34                       18.89    224,246.49     6.334        94.8            716
95.01 - 100.00               354       107,738,779.92                       17.76    304,346.84      6.12       99.88            725
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


Owner Occupancy of Mortgage Loans

                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Owner Occupancy          Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED             1,196       418,976,497.81                       69.06    350,314.80     6.129       88.31            703
NON OWNER                    903       167,736,280.02                       27.65    185,754.46     6.682       87.36            720
SECOND HOME                   62        19,978,929.82                        3.29    322,240.80     6.182       82.55            715
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


Property Type of Mortgage Loans

                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Property Types           Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                   214        62,628,484.63                       10.32    292,656.47     6.788       87.65            712
CONDO                        288        68,574,826.07                        11.3    238,107.03     6.264       89.09            714
CO-OP                          1           180,000.00                        0.03    180,000.00     6.875          80            658
PUD                          522       142,337,678.86                       23.46    272,677.55     6.207       89.12            711
SINGLE FAMILY              1,136       332,970,718.09                       54.88    293,108.03     6.226       87.11            705
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


Loan Purpose of Mortgage Loans

                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Loan Purpose             Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                 399       127,116,815.91                       20.95    318,588.51     6.253        79.7            692
PURCHASE                   1,493       411,802,728.56                       67.88    275,822.32     6.297       90.56            717
RATE/TERM REFI               269        67,772,163.18                       11.17    251,941.13     6.266       86.76            686
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


Document Type of Mortgage Loans

                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Document Type            Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
STATED DOC                 1,363       361,049,968.71                       59.51    264,893.59     6.371       88.79            708
FULL/ALT DOC                 722       225,747,292.51                       37.21    312,669.38     6.104       87.01            708
NO DOC/NINA/NO RATIO          76        19,894,446.43                        3.28    261,769.03     6.746       80.57            715
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------



Product Type of Mortgage Loans

                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Product Type             Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
10 YEAR ARM                    9         2,708,539.99                        0.45    300,948.89     6.972       87.71            741
2 YEAR ARM                    58        17,026,940.00                        2.81    293,567.93     6.072       89.63            715
3 YEAR ARM                 1,571       418,499,229.54                       68.98    266,390.34     6.326        88.7            708
5 YEAR ARM                   517       167,338,798.12                       27.58    323,672.72     6.186       85.56            706
7 YEAR ARM                     6         1,118,200.00                        0.18    186,366.67     6.769       89.17            704
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


** For ARM loans please break out 2/28, 3/27, 5/25 by percentage

** For IO loans please include length of ammortization term and fixed rate term ( 2yr, 3yr, 5yr, 10yr)


Geographical Distribution of Mortgages Loans

                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
State                    Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
CA                           581       249,731,303.78                       41.16    429,830.13     6.132       87.91            710
NY                            65        23,602,720.81                        3.89    363,118.78     6.743        87.3            702
MA                            44        14,442,920.07                        2.38    328,248.18     6.764       86.93            712
Others                     1,471       318,914,762.99                       52.57    216,801.33     6.348        87.9            707
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


Prepay Penalty for Mortgage Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Prepay Penalty           Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
N                          1,452       452,753,014.82                       74.63    311,813.37     6.278       87.47            708
Y                            709       153,938,692.83                       25.37    217,120.86     6.302          89            708
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


Prepay Term for Mortgage Loans

                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Prepay Term              Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0                          1,452       452,753,014.82                       74.63    311,813.37     6.278       87.47            708
12                            37        16,210,276.87                        2.67    438,115.59     6.234        89.8            710
24                             1            24,181.58                           0     24,181.58     7.375          90            678
30                             5         1,043,649.99                        0.17    208,730.00      6.37       93.49            708
36                           635       128,209,904.46                       21.13    201,905.36     6.317       89.17            708
42                            17         3,506,611.93                        0.58    206,271.29     6.558        89.6            720
60                            14         4,944,068.00                        0.81    353,147.71     5.923       80.47            700
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------


Fico Scores of Mortgage Loans

                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Fico Scores              Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
519 & Below                    1           650,000.00                        0.11    650,000.00     5.375        64.2              0
620 - 639                     45        14,945,073.65                        2.46    332,112.75      6.18       81.23            633
640 - 659                    180        58,448,931.61                        9.63    324,716.29     6.294       82.19            650
660 - 679                    282        82,780,618.80                       13.64    293,548.29     6.436       85.85            670
680 - 699                    388       110,558,015.93                       18.22    284,943.34     6.287       87.56            689
700 - 719                    414       117,122,612.37                       19.31    282,904.86     6.289       90.19            709
720 - 739                    291        75,207,278.03                        12.4    258,444.25     6.192       89.89            728
740 - 759                    226        61,597,010.33                       10.15    272,553.14     6.263       89.05            750
760 - 779                    188        51,663,311.45                        8.52    274,804.85     6.253       89.25            770
780 - 799                    116        24,666,697.24                        4.07    212,643.94     6.214       90.45            788
800 - 819                     30         9,052,158.24                        1.49    301,738.61      6.25       88.77            806
------------------------------------------------------------------------------------------------------------------------------------
Total:                     2,161       606,691,707.65                         100    280,745.82     6.284       87.86            708
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
We need these matrices in addition to strats
--------------------------------------------------------------------------------

Aggregate Loans (First Lien Only)

FICO       % of total deal    Avg LTV   Max LTV   % Full Doc    % Owner Occ     % IO     WAC    MARGIN   % Second Lien (Simultaneous
----------------------------------------------------------------------------------------------------------------------- or Silent)
N/A                   0.11%      64.2      64.2       100.00%        100.00%   100.00%   5.38     2.25            0.00%
621 - 640             2.78      77.55        95        54.57          93.64     82.96    6.22     2.55               0
641 - 660             9.73      75.99        95        45.08          83.72     82.68    6.31     2.56               0
661 - 680            14.22      76.93     94.96         29.6          73.85     87.22    6.44     2.59               0
681 - 700            18.33      77.86        95        32.67          70.67     88.96    6.28     2.51               0
701 - 720            18.99      78.37     95.83         37.2          67.29     91.86    6.27     2.48               0
721 - 740             12.2      78.83        95        31.06          64.86     92.69    6.22     2.48               0
741 - 760             9.98      77.76        95         47.5          56.41     89.56    6.25     2.48               0
761 - 780             8.46      77.86     93.63        38.09          66.54     94.45    6.24     2.48               0
781 - 800             3.89      79.16        95        42.16          46.84     88.75    6.23     2.58               0
801 - 820             1.31      78.64        80        41.29          74.26     91.08    6.23      2.5               0
-----------------------------------------------------------------------------------------------------------------------
Total:              100.00%     77.79     95.83        37.21%         69.06%    89.50%   6.28     2.51            0.00%
-----------------------------------------------------------------------------------------------------------------------



Aggregate Loans (Second Lien Only)                                                                                   (Simultaneous
FICO         % of total deal   Avg LTV   Max LTV   % Full Doc   % Owner Occ    % IO    WAC    MARGIN   % Second Lien or Silent)
520-539                    0         0         0            0             0        0      0        0               0
540-559                    0         0         0            0             0        0      0        0               0
560-579                    0         0         0            0             0        0      0        0               0
580-599                    0         0         0            0             0        0      0        0               0
600-619                    0         0         0            0             0        0      0        0               0
620-639                    0         0         0            0             0        0      0        0               0
640-659                    0         0         0            0             0        0      0        0               0
660-679                    0         0         0            0             0        0      0        0               0
680-699                    0         0         0            0             0        0      0        0               0
700-719                    0         0         0            0             0        0      0        0               0
720-739                    0         0         0            0             0        0      0        0               0
740-759                    0         0         0            0             0        0      0        0               0
760-779                    0         0         0            0             0        0      0        0               0
780-800                    0         0         0            0             0        0      0        0               0
800+                       0         0         0            0             0        0      0        0               0





Second Lien Loans
---------------------
FRM %                      0
---------------------
ARM %                      0
---------------------


IO Loans

FICO        % of total deal    Avg LTV   Max LTV   % Full Doc    % Owner Occ    WAC    MARGIN   % Second Lien  (Simultaneous
--------------------------------------------------------------------------------------------------------------  or Silent)
N/A                    0.11%      64.2      64.2       100.00%        100.00%   5.38     2.25            0.00%
621 - 640              2.31      77.69        95        42.79          76.61    6.28     2.57               0
641 - 660              8.05      76.44        95        38.84          68.56    6.32     2.56               0
661 - 680              12.4      77.02     94.96        25.38          64.73    6.47     2.59               0
681 - 700              16.3      77.93        95        29.71          63.71    6.28      2.5               0
701 - 720             17.44      78.42     95.83        34.25           62.9    6.26     2.47               0
721 - 740             11.31      79.02        95        29.66          62.32    6.21     2.47               0
741 - 760              8.94      77.51        95        42.75          49.29    6.24     2.47               0
761 - 780              7.99      77.83     93.63        35.94          62.88    6.24     2.47               0
781 - 800              3.45       79.2     94.94        38.37          41.68    6.19     2.57               0
801 - 820               1.2      78.64        80        41.29          65.34     6.1     2.47               0
--------------------------------------------------------------------------------------------------------------
Total:                89.50%     77.89     95.83        33.60%         62.05%   6.28     2.51            0.00%
--------------------------------------------------------------------------------------------------------------


If the deal has deep MI - we want the following:

For Non-MI Loans-only
By LTV Bucket   % of total deal    Avg FICO   %<550 FICO    %full doc    %non owner
------------------------------------------------------------------------------------
50 & Below                 0.64%     702.85         0.00%       29.71%        39.05%
51 - 60                    2.37      703.47            0        53.65         26.92
61 - 70                     8.8      693.74         1.22        47.03         19.25
71 - 80                   85.31      712.96            0         36.2         28.52
81 - 84                       0           0            0            0             0
85 - 89                       0           0            0            0             0
90 - 94                       0           0            0            0             0
95 - 99                       0           0            0            0             0
------------------------------------------------------------------------------------
Total:                    97.12%     711.46         0.11%       36.48%        26.91%
------------------------------------------------------------------------------------


We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO Loans seperately

We also need this for the total pool combined


Original Principal Balances of Mortgage Loans


                       Number of  Aggregate Original    % of Aggregate Principal   AVG CURRENT   WA GROSS
Range ($)                Loans     Principal Balance   Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                   4            89,550.00                        0.02     22,387.50     7.375       89.96            689
$25,001 - $50,000             16           673,400.00                        0.12     42,087.50     6.964       90.59            710
$50,001 - $75,000             52         3,403,420.00                        0.63     65,450.38     6.721       88.96            722
$75,001 - $100,000            93         8,318,210.00                        1.53     89,443.12     6.572       89.58            717
$100,001 - $125,000          158        17,873,205.00                        3.29    113,121.55     6.594       90.03            722
$125,001 - $150,000          163        22,506,734.00                        4.15    138,078.12     6.477       90.29            724
$150,001 - $175,000          166        26,945,761.00                        4.96    162,323.86     6.442       90.75            717
$175,001 - $200,000          163        30,619,239.00                        5.64    187,848.09     6.401       89.08            713
$200,001 - $225,000          127        27,077,535.00                        4.99    213,208.94     6.402       89.37            712
$225,001 - $250,000           91        21,590,362.40                        3.98    237,256.73     6.325       88.28            705
$250,001 - $275,000           87        22,814,770.00                         4.2    262,238.74     6.424       87.86            699
$275,001 - $300,000           80        22,899,200.00                        4.22    286,240.00     6.315       90.16            711
$300,001 - $333,700           93        29,558,840.00                        5.44    317,836.99       6.3       90.24            710
$333,701 - $350,000           31        10,546,926.00                        1.94    340,223.42     6.373       88.84            711
$350,001 - $600,000          445       200,097,096.20                       36.86    449,656.40     6.181       89.21            709
$600,001 - $1,000,000        114        82,598,335.00                       15.21    724,546.80     6.134       85.64            700
$1,000,001 & Above            11        15,307,000.00                        2.82  1,391,545.45     6.291       74.39            712
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,919,583.60                         100    286,652.37     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


Principal Balances of Mortgage Loans as of Cutoff Date


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Range ($)                Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                   4            89,543.91                        0.02     22,385.98     7.375       89.96            689
$25,001 - $50,000             16           673,399.99                        0.12     42,087.50     6.964       90.59            710
$50,001 - $75,000             52         3,403,117.96                        0.63     65,444.58     6.721       88.96            722
$75,001 - $100,000            93         8,317,797.07                        1.53     89,438.68     6.572       89.58            717
$100,001 - $125,000          158        17,872,167.78                        3.29    113,114.99     6.594       90.03            722
$125,001 - $150,000          163        22,504,386.86                        4.14    138,063.72     6.477       90.29            724
$150,001 - $175,000          166        26,942,104.62                        4.96    162,301.84     6.442       90.75            717
$175,001 - $200,000          163        30,618,772.04                        5.64    187,845.23     6.401       89.08            713
$200,001 - $225,000          127        27,075,192.47                        4.99    213,190.49     6.402       89.37            712
$225,001 - $250,000           90        21,360,787.69                        3.93    237,342.09     6.331       88.26            705
$250,001 - $275,000           88        23,088,623.34                        4.25    262,370.72     6.423       87.95            700
$275,001 - $300,000           80        22,913,038.45                        4.22    286,412.98     6.308        90.1            710
$300,001 - $333,700           93        29,557,765.87                        5.44    317,825.44       6.3       90.24            710
$333,701 - $350,000           31        10,546,624.32                        1.94    340,213.69     6.373       88.84            711
$350,001 - $600,000          445       200,093,279.43                       36.85    449,647.82     6.181       89.21            709
$600,001 - $1,000,000        114        82,597,004.09                       15.21    724,535.12     6.134       85.64            700
$1,000,001 & Above            11        15,306,690.97                        2.82  1,391,517.36     6.291       74.39            712
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


Current Mortgage Rates of Mortgage Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Mortgage Rates (%)       Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
4.50 - 4.99                    5         2,276,889.99                        0.42    455,378.00     4.886       88.64            705
5.00 - 5.49                   65        25,923,599.01                        4.77    398,824.60     5.257       86.45            691
5.50 - 5.99                  451       158,490,954.05                       29.19    351,421.18     5.751       88.34            712
6.00 - 6.49                  524       147,319,010.72                       27.13    281,143.15     6.176       88.48            714
6.50 - 6.99                  537       134,518,801.51                       24.78    250,500.56      6.68       88.62            707
7.00 - 7.49                  236        53,905,990.14                        9.93    228,415.21     7.145       88.41            704
7.50 - 7.99                   70        18,746,051.48                        3.45    267,800.74     7.633       89.23            697
8.00 - 8.49                    4         1,049,999.96                        0.19    262,499.99     8.275       89.62            692
8.50 - 8.99                    2           729,000.00                        0.13    364,500.00      8.69          90            678
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


Original Term to Maturity of Mortgage Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Original Term (mos)      Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                  1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


Stated Remaining Term to Maturity of Mortgage Loans

                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Remaining Term (mos)     Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
300.001 - 360.000          1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Mortgage Insurance       Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
Yes                           58        13,292,740.48                        2.45    229,185.18     6.848       91.16            699
No                         1,836       529,667,556.38                       97.55    288,489.95     6.267       88.33            710
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Lien                     Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
1                          1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Seasoning(mos)           Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0                            749       252,294,635.80                       46.47    336,841.97     6.125       89.44            712
1                            858       216,210,351.20                       39.82    251,993.42     6.518       87.26            706
2                            108        26,600,096.65                         4.9    246,297.19     6.285        89.5            714
3                             73        21,497,269.97                        3.96    294,483.15     6.105       86.92            705
4                             82        19,844,780.07                        3.65    242,009.51     5.954       88.99            708
5                             17         4,355,207.11                         0.8    256,188.65     6.109       85.79            695
6                              4         1,561,340.90                        0.29    390,335.23     5.778       83.02            721
9                              1           134,999.16                        0.02    134,999.16     6.875       79.41            673
10                             2           461,616.00                        0.09    230,808.00     6.076       83.19            687
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


Combined Loan-to-Value Ratios of Mortgage Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Combined LTVs            Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                   1           125,000.00                        0.02    125,000.00       6.5          25            652
35.01 - 40.00                  6         1,276,999.98                        0.24    212,833.33     5.989       37.12            684
40.01 - 45.00                  1           110,000.00                        0.02    110,000.00     6.375       43.39            694
45.01 - 50.00                  2           282,199.99                        0.05    141,100.00     6.088       48.29            736
50.01 - 55.00                  6         1,712,100.00                        0.32    285,350.00     5.966       53.62            687
55.01 - 60.00                 13         4,736,131.49                        0.87    364,317.81     6.322       59.11            737
60.01 - 65.00                 14         8,787,749.94                        1.62    627,696.42     6.172        64.3            676
65.01 - 70.00                 38        14,880,692.44                        2.74    391,597.17      6.17       68.31            681
70.01 - 75.00                 56        21,586,994.76                        3.98    385,482.05     6.134       74.21            695
75.01 - 80.00                327       104,556,203.70                       19.26    319,743.74     6.182       79.62            703
80.01 - 85.00                 34        12,917,403.28                        2.38    379,923.63     6.307       84.29            695
85.01 - 90.00                599       162,242,319.03                       29.88    270,855.29     6.464       89.66            705
90.01 - 95.00                459       105,318,381.66                        19.4    229,451.81     6.321        94.8            717
95.01 - 100.00               338       104,428,120.59                       19.23    308,958.94     6.118       99.88            726
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


Owner Occupancy of Mortgage Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Owner Occupancy          Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED             1,067       376,469,989.75                       69.34    352,830.36     6.122       88.96            704
NON OWNER                    767       147,404,195.17                       27.15    192,182.78     6.696        87.7            721
SECOND HOME                   60        19,086,111.94                        3.52    318,101.87     6.227       82.74            716
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


Property Type of Mortgage Loans

                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Property Types           Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                   165        47,777,061.10                         8.8    289,557.95     6.837       88.26            710
CONDO                        255        63,038,852.42                       11.61    247,211.19     6.273       89.35            714
CO-OP                          1           180,000.00                        0.03    180,000.00     6.875          80            658
PUD                          471       129,776,253.72                        23.9    275,533.45     6.204       89.84            712
SINGLE FAMILY              1,002       302,188,129.62                       55.66    301,584.96     6.229       87.61            707
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


Loan Purpose of Mortgage Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Loan Purpose             Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                 335       105,549,551.09                       19.44    315,073.29     6.255       80.05            692
PURCHASE                   1,323       376,987,483.72                       69.43    284,948.97     6.293       90.93            718
RATE/TERM REFI               236        60,423,262.05                       11.13    256,030.77     6.255       87.22            686
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


Document Type of Mortgage Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Document Type            Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
STATED DOC                 1,187       322,313,101.55                       59.36    271,535.89     6.359        89.3            709
FULL/ALT DOC                 646       203,827,164.29                       37.54    315,521.93     6.121       87.48            709
NO DOC/NINA/NO RATIO          61        16,820,031.02                         3.1    275,738.21     6.736       82.29            710
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


Product Type of Mortgage Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Product Type             Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
10 YEAR ARM                    9         2,708,539.99                         0.5    300,948.89     6.972       87.71            741
2 YEAR ARM                    50        15,504,843.74                        2.86    310,096.87     6.032       90.11            715
3 YEAR ARM                 1,393       378,461,093.08                        69.7    271,687.79     6.316       89.05            709
5 YEAR ARM                   437       145,267,620.05                       26.75    332,420.18     6.201       86.53            708
7 YEAR ARM                     5         1,018,200.00                        0.19    203,640.00     6.783        88.6            702
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Interest Only Terms      Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
36                           196        71,589,111.01                       13.18    365,250.57      6.08       86.01            707
60                           205        97,529,772.05                       17.96    475,754.99     5.995       85.47            703
120                        1,493       373,841,413.80                       68.85    250,396.12     6.395       89.62            711
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


** For ARM loans please break out 2/28, 3/27, 5/25 by percentage
** For IO loans please include length of ammortization term and fixed rate term (2yr, 3yr, 5yr, 10yr)

Geographical Distribution of Mortgages Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
State                    Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
CA                           558       238,254,541.56                       43.88    426,979.47     6.137       88.23            711
NY                            46        17,461,969.96                        3.22    379,608.04     6.802       87.39            699
MA                            26         9,030,899.98                        1.66    347,342.31     6.812       89.81            709
Others                     1,264       278,212,885.36                       51.24    220,105.13     6.355       88.57            709
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


Prepay Penalty for Mortgage Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Prepay Penalty           Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
N                          1,283       405,382,896.33                       74.66    315,964.85     6.275       87.97            710
Y                            611       137,577,400.53                       25.34    225,167.59     6.301       89.66            708
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


Prepay Term for Mortgage Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Prepay Term              Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
0                          1,283       405,382,896.33                       74.66    315,964.85     6.275       87.97            710
12                            34        14,580,739.62                        2.69    428,845.28     6.192       91.12            707
30                             5         1,043,649.99                        0.19    208,730.00      6.37       93.49            708
36                           550       115,931,198.99                       21.35    210,784.00     6.312       89.63            708
42                            17         3,506,611.93                        0.65    206,271.29     6.558        89.6            720
60                             5         2,515,200.00                        0.46    503,040.00      6.07       81.16            713
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------


Fico Scores of Mortgage Loans


                                  Aggregate Principal
                       Number of     Balance as of      % of Aggregate Principal   AVG CURRENT   WA GROSS
Fico Scores              Loans       Cut-off Date      Balance as of Cut-off Date    BALANCE       CPN     WA COMBLTV  GWAC  WA FICO
------------------------------------------------------------------------------------------------------------------------------------
519 & Below                    1           650,000.00                        0.12    650,000.00     5.375        64.2              0
620 - 639                     39        12,277,873.21                        2.26    314,817.26     6.243       82.22            634
640 - 659                    148        48,012,796.02                        8.84    324,410.78     6.301       82.58            650
660 - 679                    246        73,110,236.64                       13.47    297,196.08     6.459       86.38            670
680 - 699                    324        97,255,558.14                       17.91    300,171.48     6.291       88.24            689
700 - 719                    372       107,975,533.51                       19.89    290,256.81     6.283       90.59            709
720 - 739                    255        69,234,601.96                       12.75    271,508.24     6.177       90.26            728
740 - 759                    204        55,447,759.50                       10.21    271,802.74     6.251       89.04            750
760 - 779                    175        48,712,957.52                        8.97    278,359.76     6.253       89.68            770
780 - 799                    101        21,942,306.79                        4.04    217,250.56     6.175       91.19            788
800 - 819                     29         8,340,673.57                        1.54    287,609.43     6.133       89.63            805
------------------------------------------------------------------------------------------------------------------------------------
Total:                     1,894       542,960,296.86                         100    286,673.86     6.282        88.4            709
------------------------------------------------------------------------------------------------------------------------------------

By Loan Type               please use more rows if there are other type of loans

-------------------------------------------------------------------------------------------------------------------
                                                  Principal    % of Principal   Wt. Avg. Gross             Wt. Avg.
                       No. of Mortgage Loans      Balance          Balance           Coupon       % ARM     FICO
-------------------------------------------------------------------------------------------------------------------
10 YEAR ARM                                9     2,708,539.99             0.45            6.972       0        741
2 YEAR ARM                                58    17,026,940.00             2.81            6.072       0        715
3 YEAR ARM                             1,571   418,499,229.54            68.98            6.326       0        708
5 YEAR ARM                               517   167,338,798.12            27.58            6.186       0        706
7 YEAR ARM                                 6     1,118,200.00             0.18            6.769       0        704
-------------------------------------------------------------------------------------------------------------------
Total:                                 2,161   606,691,707.65              100            6.284       0        708
-------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                          Wt. Avg. Effective    Wt. Avg. Debt-to-     % Full                         % Owner     % Investor
                             Combined LTV         Income Ratio     Documentation    % Refinancing    Occupied    Properties
---------------------------------------------------------------------------------------------------------------------------
10 YEAR ARM                         87.71                34.42           25.67%           44.22%      66.50%        33.50%
2 YEAR ARM                          89.63                34.24            7.66            25.01        79.6         16.33
3 YEAR ARM                           88.7                 34.4           26.02            33.67       65.72         30.87
5 YEAR ARM                          85.56                35.99           68.25            28.65       76.36         20.64
7 YEAR ARM                          89.17                33.27           56.91            53.56       71.29         28.71
---------------------------------------------------------------------------------------------------------------------------
Total:                              87.86                34.84           37.21%           32.12%      69.06%        27.65%
---------------------------------------------------------------------------------------------------------------------------


By Original IO Term           please use more rows if there are other type of IO
                              products


------------------------------------------------------------------------------------------------------------------
                                                 Principal      % of Principal   Wt. Avg. Gross           Wt. Avg.
                       No. of Mortgage Loans      Balance          Balance           Coupon       % ARM     FICO
------------------------------------------------------------------------------------------------------------------
0                                        267    63,731,410.79             10.5            6.305       0        700
36                                       196    71,589,111.01             11.8             6.08       0        707
60                                       205    97,529,772.05            16.08            5.995       0        703
120                                    1,493   373,841,413.80            61.62            6.395       0        711
------------------------------------------------------------------------------------------------------------------
Total:                                 2,161   606,691,707.65              100            6.284       0        708
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                       Wt. Avg. Effective   Wt. Avg. Debt-to-      % Full                         % Owner     % Investor
                          Combined LTV        Income Ratio      Documentation    % Refinancing    Occupied    Properties
-------------------------------------------------------------------------------------------------------------------------
0                                   83.22               35.52           34.39%           45.37%      66.70%        31.90%
36                                  86.01               33.79           58.18            29.28       68.02         26.42
60                                  85.47               36.91           89.42            23.62       85.77         10.95
120                                 89.62               34.37           20.05            32.63        65.3         31.51
-------------------------------------------------------------------------------------------------------------------------
Total:                              87.86               34.84           37.21%           32.12%      69.06%        27.65%
-------------------------------------------------------------------------------------------------------------------------


By Occupancy Status

------------------------------------------------------------------------------------------------------------------
                                                 Principal      % of Principal   Wt. Avg. Gross           Wt. Avg.
                       No. of Mortgage Loans      Balance          Balance           Coupon       % ARM     FICO
------------------------------------------------------------------------------------------------------------------
NON OWNER                                903   167,736,280.02            27.65            6.682       0        720
OWNER OCCUPIED                         1,196   418,976,497.81            69.06            6.129       0        703
SECOND HOME                               62    19,978,929.82             3.29            6.182       0        715
------------------------------------------------------------------------------------------------------------------
Total:                                 2,161   606,691,707.65              100            6.284       0        708
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                       Wt. Avg. Effective   Wt. Avg. Debt-to-      % Full                         % Owner     % Investor
                          Combined LTV        Income Ratio      Documentation    % Refinancing    Occupied    Properties
-------------------------------------------------------------------------------------------------------------------------
NON OWNER                           87.36               32.77           38.34%           19.08%       0.00%       100.00%
OWNER OCCUPIED                      88.31               35.84           36.01            38.31         100             0
SECOND HOME                         82.55               32.43           52.87            11.98           0             0
-------------------------------------------------------------------------------------------------------------------------
Total:                              87.86               34.84           37.21%           32.12%      69.06%        27.65%
-------------------------------------------------------------------------------------------------------------------------


By Documentation

------------------------------------------------------------------------------------------------------------------
                                                 Principal      % of Principal   Wt. Avg. Gross           Wt. Avg.
                       No. of Mortgage Loans      Balance          Balance           Coupon       % ARM     FICO
------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC                             722   225,747,292.51            37.21            6.104       0        708
NO DOC/NINA/NO RATIO                      76    19,894,446.43             3.28            6.746       0        715
STATED DOC                             1,363   361,049,968.71            59.51            6.371       0        708
------------------------------------------------------------------------------------------------------------------
Total:                                 2,161   606,691,707.65              100            6.284       0        708
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                       Wt. Avg. Effective   Wt. Avg. Debt-to-      % Full                         % Owner     % Investor
                          Combined LTV        Income Ratio      Documentation    % Refinancing    Occupied    Properties
-------------------------------------------------------------------------------------------------------------------------
FULL/ALT DOC                        87.01               35.59          100.00%           29.34%      66.83%        28.49%
NO DOC/NINA/NO RATIO                80.57                   0               0            43.07       97.39          0.64
STATED DOC                          88.79               34.38               0            33.26       68.89         28.61
-------------------------------------------------------------------------------------------------------------------------
Total:                              87.86               34.84           37.21%           32.12%      69.06%        27.65%
-------------------------------------------------------------------------------------------------------------------------


Debt-to-Income Ratio Distribution

------------------------------------------------------------------------------------------------------------------
                                                 Principal      % of Principal   Wt. Avg. Gross           Wt. Avg.
Range                  No. of Mortgage Loans      Balance          Balance           Coupon       % ARM     FICO
------------------------------------------------------------------------------------------------------------------
<= 30.000                                577   151,440,830.08            24.96             6.38       0        715
30.001 - 35.000                          467   119,205,620.38            19.65            6.312       0        711
35.001 - 40.000                          770   217,875,173.39            35.91            6.244       0        707
40.001 - 45.000                          282    92,881,556.02            15.31            6.256       0        702
45.001 - 50.000                           56    20,955,427.78             3.45            6.082       0        689
50.001 - 55.000                            9     4,333,100.00             0.71            5.743       0        690
------------------------------------------------------------------------------------------------------------------
Total:                                 2,161   606,691,707.65              100            6.284       0        708
------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                       Wt. Avg. Effective   Wt. Avg. Debt-to-      % Full                         % Owner     % Investor
Range                     Combined LTV        Income Ratio      Documentation    % Refinancing    Occupied    Properties
-------------------------------------------------------------------------------------------------------------------------
<= 30.000                           85.19               23.82           37.23%           33.22%      60.97%        34.50%
30.001 - 35.000                     88.49               32.82           31.82            34.15       65.61         31.74
35.001 - 40.000                     89.36                37.6           27.58            29.32       71.58          25.5
40.001 - 45.000                     88.22               42.46           54.48            32.59       76.93         20.07
45.001 - 50.000                      87.3               47.47           80.11             37.2       81.72         14.41
50.001 - 55.000                     83.13               52.15           91.35            44.73       90.12          9.88
-------------------------------------------------------------------------------------------------------------------------
Total:                              87.86               34.84           37.21%           32.12%      69.06%        27.65%
-------------------------------------------------------------------------------------------------------------------------

Wt. Avg. DTI =                      34.84

Silent Seconds

---------------------------------------------------------------------------------------------------------------------
                                                 Principal      % of Principal   Wt. Avg. Gross           Wt. Avg.
                       No. of Mortgage Loans      Balance          Balance           Coupon       % ARM     FICO
---------------------------------------------------------------------------------------------------------------------
Y                                      1,537   415,440,378.44            68.48            6.311       0        712
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                       Wt. Avg. Effective   Wt. Avg. Debt-to-      % Full                       % Owner    % Investor
                          Combined LTV        Income Ratio      Documentation   % Refinancing   Occupied   Properties
---------------------------------------------------------------------------------------------------------------------
Y                                   93.07               34.96           34.95           23.43      68.31        29.16
---------------------------------------------------------------------------------------------------------------------

Effective Combined LTV (taking into account the silent seconds) =       87.86